                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                        INFINITY BROADCASTING CORPORATION
_______________________________________________________________________________
                 (Name of Registrant as Specified In Its Charter)

                        INFINITY BROADCASTING CORPORATION
_______________________________________________________________________________

                    (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ___________________________________________________________________

      2) Aggregate number of securities to which transaction applies:

      ___________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      ___________________________________________________________________

      4) Proposed maximum aggregate value of transaction:

      ___________________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

       ______________________________________________

      2) Form, Schedule or Registration Statement No:

       ______________________________________________

      3) Filing Party:

                    INFINITY BROADCASTING CORPORATION
                           600 Madison Avenue
                        New York, New York 10022

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           __________________

          The Annual Meeting of Stockholders of Infinity Broadcasting Corporation (the "Company") will be held at the St. Moritz Hotel, 50 Central Park South, New York, New York 10019, on June 13, 1994, at 10:00 a.m. Eastern Time, for the following purposes:

     1.   To elect directors for the ensuing year;

     2. To vote upon the ratification of the appointment of independent auditors for 1994;

     3. To vote upon a proposal to amend to the Company's Stock Option Plan to increase the number of shares of the Company's Common Stock as to which Options may be granted under the Plan and to further amend the Plan in certain respects to facilitate the deductibility by the Company for Federal income tax purposes of certain compensation payable thereunder;

     4.   To vote upon a proposal to adopt a Cash Bonus Compensation
          Plan permitting certain awards in connection with the achievement of annual corporate performance goals, which is designated to facilitate the deductibility by the Company for federal income tax purposes of performance-based cash bonus incentive compensation;

     5. To vote upon a proposal to approve certain provisions of the amended employment agreement between the Company and its Chief Executive Officer, which are designed to facilitate the deductibility by the Company for federal income tax purposes of cash and equity based incentive compensation payable thereunder; and

     6. To transact such other business as may properly come before the meeting.

          Only stockholders of record as of the close of business on April 25, 1994, will be entitled to notice of and to vote at the meeting and any adjournments. Whether or not you plan to attend the meeting, stockholders are requested to date, sign, and return the enclosed proxy card in the return envelope furnished for your convenience. No postage is required if mailed within the United States.

          A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which report contains consolidated finan-cial statements and other information of interest with respect to the Company and its stockholders, is enclosed.

                              By Order of the Board of Directors,


                              _________________________________________
                              Michael A. Wiener
May 2, 1994                   Chairman of the Board and Secretary

                    INFINITY BROADCASTING CORPORATION
                           600 Madison Avenue
                        New York, New York 10022

                           __________________

                             PROXY STATEMENT

                               May 2, 1994
                           __________________


          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Infinity Broadcasting Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the St. Moritz Hotel, 50 Central Park South, New York, New York 10019, on June 13, 1994, at 10:00 a.m. Eastern Time, and any adjournment thereof. This Proxy Statement and the enclosed proxy form are scheduled to be mailed to the stockholders commencing on May 2, 1994.

          Holders of record of shares of any class of the Company's common stock at the close of business on April 25, 1994 are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the combined voting power of the issued and outstanding shares entitled to vote shall constitute a quorum. Abstentions and broker non-votes (that is, shares held for customers of a broker but not voted because of a lack of instructions from the broker's customers) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. As of the close of business on April 25, 1994, 28,485,616 shares of Class A Common Stock, par value $.002 per share (the "Class A Shares"), 3,990,621 shares of Class B Common Stock, par value $.002 per share (the "Class B Shares"), and 496,114 shares of Class C Common Stock, par value $.002 per share (the "Class C Shares" and, together with the Class A Shares and the Class B Shares, the "Common Stock"), were issued and outstanding.

          Effective August 9, 1993, the Company declared a three-for-two stock split in the form of a stock dividend payable on August 16, 1993 to shareholders of record at the close of business on August 9, 1993. Effective November 12, 1993, the Company declared another three-for-two stock split in the form of stock dividend payable on November 19, 1993 to shareholders of record at the close of business on November 12, 1993. All Common Stock amounts and values have been adjusted to reflect the effect of the stock dividends.

          Under the Company's Restated Certificate of Incorporation, in the election of directors, the holders of the Class A Shares are entitled by class vote, exclusive of all other stockholders, to elect two of the Company's directors, with each Class A Share being entitled to one vote. In addition, the holders of the Class C Shares are entitled by class vote, exclusive of all other stockholders, to elect two of the Company's directors, with each Class C Share being entitled to one vote. With respect to the election of the other five directors and other matters submitted to the stockholders for vote, the holders of all classes of the Common Stock shall vote as a single class, with each Class A Share and each Class C Share being entitled to one vote and each Class B Share being entitled to ten votes.

          Shares represented by a proxy in the enclosed form of proxy, unless previously revoked, will be voted at the meeting if the proxy is executed and returned to the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. The form of proxy permits a specification as to whether or not shares represented by the proxy are to be voted for the election of all nominees for director or are to be withheld from certain nominees for director. The form of proxy divides the nominees into groups to be voted upon (1) by the holders of the Class A Shares, (2) by the holders of the Class C Shares and (3) by the holders of all classes of Common Stock. A separate specification is provided for each such group of nominees. Only the Class A Shares are publicly traded. The Class B Shares are held solely by Mel Karmazin, Michael A. Wiener and Gerald Carrus and their "affiliates", as defined in the Company's Restated Certificate of Incorporation. The Class C Shares are held solely by certain merchant banking partnerships (the "Lehman Investors") affiliated with Lehman Brothers Inc. ("Lehman Brothers").

          The form of proxy also permits the specification of approval, disapproval or abstention as to the proposal to ratify KPMG Peat Marwick as the independent certified public accountants to audit the Company's books and records for the year ending on December 31, 1994. The form of proxy also permits the specification of approval, disapproval or abstention as to (i) the proposal to amend the Company's Stock Option Plan (the "Option Plan") in certain respects, (ii) the proposal to approve the Infinity Broadcasting Corporation Cash Bonus Compensation Plan (the "Bonus Plan"), and (iii) the proposal to approve certain provisions of the amended employment agreement between the Company and its Chief Executive Officer. The holders of all classes of Common Stock are entitled to vote upon the proposals to ratify KPMG Peat Marwick's appointment, to amend the Option Plan, to approve the Bonus Plan, and to approve the amended provisions of the Chief Executive Officer's employment agreement.

          The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received shall be voted (1) for the nominees for director named in this Proxy Statement, (2) for ratification of the appointment of KPMG Peat Marwick as the Company's independent public accountants, (3) for approval of the amendments to the Option Plan, (4) for approval of the Bonus Plan, and
(5) for approval of the amended provisions of the Chief Executive Officer's employment agreement. If a completed form of proxy is returned and specifies a vote for or against nominees to be elected by a holder of a class of shares not held by the person executing such proxy, the improper specification will be disregarded. In all other respects, however, the shares represented by such proxy will be voted as specified on the form of proxy, or, in the absence of further specification, as noted in this paragraph.

          A stockholder who gives a proxy may revoke it at any time before it is exercised, by written notice to the Secretary or by voting in person at the Annual Meeting.

          Management knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken other than for the election of directors, it is intended that shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares. Michael A. Wiener and Gerald Carrus, or either of them, each with full power of substitution, have been designated as proxies to vote the shares solicited hereby.

                          ELECTION OF DIRECTORS

          The Board of Directors has nominated the nine incumbent directors named below for election as directors at the Annual Meeting, each to hold office until the annual meeting of stockholders to be held in 1995 and until his successor has been elected and has qualified. It is intended that shares represented by proxies in the accompanying form will be voted for the election of all of the nominees named in the following pages, unless a contrary direction is indicated.

          If any of the nominees should not be available for election, shares represented by proxies in the accompanying form will be voted for such other person as the management of the Company may select. The Board has no reason to believe that any nominee named below will be unavailable for election.

          Nominees for election to the Board of Directors shall be approved by the following vote:

    *     For nominees to be elected by the holders of the Class A
          Shares: by a plurality of the votes cast by holders of Class A Shares present in person or by proxy at the meeting, with each share being entitled to one vote.

    *     For nominees to be elected by the holders of the Class C
          Shares: by a plurality of the votes cast by holders of Class C Shares present in person or by proxy at the meeting, with each share being entitled to one vote.

    * For nominees to be elected by the holders of all classes of Common Stock: by a plurality of the votes cast by holders of all classes of Common Stock present in person or by proxy at the meeting, with each Class A Share and each Class C Share being entitled to one vote and each Class B Share being entitled to ten votes.

          Abstentions from voting on the election of directors, including broker non-votes, will have no effect on the outcome of the election of directors.

The Board of Directors recommends a vote "FOR" the election of all of the nominees named below.

          The following biographical and employment information with respect to the nominees for election as directors has been furnished to the Company by such nominees. Except as indicated, each of the nominees has had the same principal occupation for the last five years. Each of the nominees was elected to his present term of office at the last Annual Meeting of Stockholders.

Nominees to be elected by the holders of all classes of the Common Stock:
_________________________________________________________________________

    Michael A. Wiener              Age 56          Director since 1972

         Mr. Wiener currently is Chairman of the Board of Directors and Secretary of the Company and has held these offices since 1979. Mr. Wiener is also a director of

         Ensemble Music, Inc., The Wiener Foundation, The Day School (as Trustee) and the Samuel Waxman Cancer Research Foundation.

    Gerald Carrus                  Age 68          Director since 1979

         Mr. Carrus is Co-Chairman of the Board of Directors and Treasurer of the Company and has held these offices since mid-1988. He was President and Treasurer of the Company from 1979 until mid-1988. Mr. Carrus is also a director of Cronin Fasteners, Inc.

    Mel Karmazin                   Age 50          Director since 1984

         Mr. Karmazin is President and Chief Executive Officer of the
         Company and has held these offices since mid-1988. He was Executive Vice President of the Company from 1981 until mid-1988. Mr. Karmazin has also been a director of Westwood One Inc. since February 1994.

    Farid Suleman                  Age 42          Director since February 1992

         Mr. Suleman is Vice President-Finance and Chief Financial Officer of the Company and has held these offices since 1986. He also has been a director of Westwood One, Inc. since February 1994.

    Steven A. Lerman               Age 47          Director since February 1992

         Mr. Lerman has been a partner in the Washington, D.C. law firm of Leventhal, Senter & Lerman since 1986. He and his firm regularly serve as outside counsel to the Company with respect to certain matters, particularly regulatory matters before the Federal Communications Commission. Mr. Lerman also is a director of Premiere Radio Networks, Inc.


Nominees to be elected by the holders of the Class A Shares:
____________________________________________________________

    Alan R. Batkin                 Age 49          Director since April 1992

         Mr. Batkin is Vice Chairman of Kissinger Associates, Inc., a privately held firm that provides strategic geopolitical advice to a broad range of corporate clients. Mr. Batkin has been with Kissinger Associates since 1990. He served as a Managing Director of Lehman Brothers from 1976 to 1990. He is also a director of Hasbro, Inc.

    Orenthal J. ("O.J.") Simpson   Age 46          Director since April 1992

         Mr. Simpson is a nationally known former football star and Heisman Trophy winner, and a member of the Professional and College Football Halls of Fame. He has been involved as a network television sports commentator and media personality for almost 20 years (beginning before his retirement from pro football in 1978). In addition to his involvement as a producer of and star in numerous television projects, he is regularly seen as the co-host of NBC's "NFL LIVE." Mr. Simpson also is involved in the hotel, restaurant and real estate businesses. He is a promotional spokesman for many national corporations and is a director of Kushner-Locke Company, The Forschner Group, Inc., and
         Cyrk, Inc.

Nominees to be elected by the holders of the Class C Shares:
____________________________________________________________

    James A. Stern                 Age 43          Director since 1990

         Mr. Stern, since 1984, has been a Managing Director of the Merchant Banking Group of Lehman Brothers, a division of a subsidiary of Lehman Brothers Holdings Inc., a company whose common stock is principally owned by American Express Company. Since 1989, he also has headed the Merchant Banking Group of Lehman Brothers. Mr. Stern is also a director of K & F Industries, Inc., R.P. Scherer Corp., Noel Group Inc. and Lear Seating Corporation.


    James L. Singleton             Age 38          Director since 1990

         Mr. Singleton is a Managing Director of the Merchant Banking Group of Lehman Brothers. From 1990 to 1992 he was a Senior Vice President, and from 1987 to 1990 he was a Vice President, of Lehman Brothers.

         Effective April 29, 1994, Messrs. Stern and Singleton will leave Lehman Brothers to start a new firm, The Cypress Group Inc., where they will continue their merchant banking activities. Messrs. Stern and Singleton will continue to serve as directors of Infinity.

         Additional information about the current directors and officers of the Company (which include all of the nominees for election to the Board), including information with respect to their ownership of Common Stock and their compensation, appears in the following sections of this Proxy Statement.


                    BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors met four times in 1993. In 1993, each of the current directors who was then in office, other than Messrs. Simpson and Stern, attended all of the meetings of the Board of Directors and all committees of the Board of Directors on which such director served. Messrs. Simpson and Stern attended 75% of all of the meetings of the Board of Directors.

         The Board of Directors presently has standing Compensation and Audit Committees. The Company has no nominating committee. In 1993, the Compensation Committee, consisting of Messrs. Carrus and Wiener, was responsible only for administering the Option Plan and certain awards under the Company's Deferred Share Plan (the "Deferred Share Plan"). Under the proposed Bonus Plan, the amendments to the Option Plan, and the amended provisions of the Chief Executive Officer's employment agreement, as described below, the Compensation Committee will have sole responsibility for setting corporate performance goals for 1994 and later years in connection with the award of certain cash and equity-based incentive compensation for executive officers, and for determining amounts to be awarded upon the Company's achievement of such goals. (See "Proposal to Approve Amendments to Option Plan," "Proposal to Approve Cash Bonus Compensation Plan," and "Proposal to Approve Certain Provisions of Mr. Karmazin's Amended Employment Agreement," below.) The Compensation Committee held one meeting and took four actions by written consent in 1993.

         The Company's Audit Committee consists of Messrs. Simpson and Batkin. The functions of the Audit Committee are to review and report to the Board of Directors with respect to the selection and the terms of engagement of the Company's independent public accountants and to maintain communications among the Board of Directors, such independent public accountants and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent public accountants, the adequacy of the Company's internal controls and related matters. The Audit Committee met once in March 1994 to review, among other things, the terms of the Company's engagement of KPMG Peat Marwick as the Company's independent public accountants and the procedures, internal controls and policies followed by the Company and KPMG Peat Marwick in connection with audits of the Company's financial statements.

         Directors of the Company do not receive compensation for their services as such, except for Messrs. Simpson and Batkin. Each of them receives an annual fee of $15,000 for serving as a director of the Company. Each of them also received an award under the Option Plan in July 1993, consisting of an option for the purchase of 22,500 Class A Shares at an exercise price of $8.78 (the closing price, as reported on the NASDAQ National Market System, of a Class A Share on September 15, 1992, the date on which the Chief Executive Officer recommended that the Compensation Committee grant such awards to Messrs. Batkin and Simpson), each option becomes exercisable in five cumulative annual installments during the recipient's service as a Director of the Company and/or any of its subsidiaries from and after September 15, 1992, and which will (subject to certain conditions) remain exercisable for ten years from the date of grant. In addition, each of Messrs. Batkin, Simpson and Lerman, who are not employees of the Company, is reimbursed for reasonable expenses associated with their attendance at meetings of the Board and of all committees of the Board on which they serve.

                   COMPENSATION OF EXECUTIVE OFFICERS

         The following table discloses compensation received by the Company's Chief Executive Officer and the Company's three other executive officers (the "named executive officers") for the three fiscal years ended December 31, 1993.


                       SUMMARY COMPENSATION TABLE
                       __________________________

Name and Principal Position              Annual Compensation                    Long-Term Compensation
___________________________              ___________________                    ______________________
                                                                                Restricted
                                                                                Stock                            All
                                                                  Bonus         Award(s)        Options/        Other
                                         Year   Salary ($)         ($)            ($)           SARs (#)      Compensation
                                         ____   __________        _____         ___________     ________      ____________

Mel Karmazin, (1).....................   1993   925,000         1,000,000 (2)                   112,500          798 (3)
  President, Chief Executive             1992   750,000           247,000                                      1,380 (3)
  Officer and Director                   1991   750,000 (4)                                                       *

Michael A. Wiener, (1)................   1993   250,000                                                        2,019 (3)
  Chairman of the Board                  1992   250,000                                                        2,940 (3)
  and Secretary                          1991   250,000                                                            *

Gerald Carrus, (1)....................   1993   250,000                                                        3,712 (3)
  Co-Chairman of the Board               1992   250,000                                                        3,510 (3)
  and Treasurer                          1991   250,000                                                           *

Farid Suleman,........................   1993   298,230           300,000                       161,250           0
  Vice President of Finance,             1992   275,000           100,000        140,004 (5)                      0
  Chief Financial Officer                1991   275,000                                                           *
  and Director


                                   6





Notes to Summary Compensation Table:

* Under the Securities and Exchange Commission's transition rules, no disclosure is required.

(1) The annual base salary payable to each of Messrs. Karmazin, Wiener and Carrus is governed by the terms of their respective employment agreements with the Company. Mr. Karmazin's employment agreement also provides for the payment to him of additional incentive compensation under specified circumstances related to the Company's annual financial performance. See "Compensation of Executive Officers -- Employment Agreements," and "Compensation of Executive Officers --
    Report of the Board of Directors Concerning Executive Compensation," below.

(2) Amount shown represents a bonus payment that was made in 1993. Mr. Karmazin received a bonus of $1 million in December 1993, in recognition of his services and the Company's superior performance during the Company's 1993 fiscal year, including services in connection with the Company's acquisition of an interest in Unistar and Westwood One Inc. The payment was made in 1993 rather than in 1994 to ensure that the Company's ability to deduct the bonus for federal income tax purposes would not be affected adversely by Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), which became effective with respect to the Company on January 1, 1994. See also "Report on Executive Compensation" elsewhere in this Proxy Statement.

(3) Reported amounts represent premiums paid on whole life insurance policies, the cash values of which are used by the Company solely to pay premiums on the policies.

(4) Mr. Karmazin's employment agreement was amended in 1991 to permit the Company to elect to pay any of his base compensation for 1991 in Common Stock or warrants to purchase Common Stock. Pursuant to that amendment, the Company elected to pay all of Mr. Karmazin's base compensation for 1991 in the form of warrants to purchase Class A Shares. Mr. Karmazin received warrants to purchase 140,625 Class A Shares, at an exercise price of $.003 per Class A Share. These warrants became exercisable in February 1992, upon the consummation of the Company's 1992 initial public offering (the"IPO"), and Mr. Karmazin exercised warrants for 108,186 Class A Shares at that time.


(5) The amount represents the fair value of 27,000 Class A Deferred Shares, all of which were vested as of the date of grant, awarded to Mr. Suleman in September 1991 under the Company's Deferred Share Plan, which went into effect on September 10, 1990. The award was made before the Company's Class A Shares were publicly traded. The reported fair value was determined based on prices paid in a contemporaneous transaction by other investors.

No Deferred Share award to any executive officer of the Company was outstanding on December 31, 1993.



                  OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information, as required by the rules of the Securities and Exchange Commission (the "SEC") regarding stock options granted to the CEO and the named executive officers during the Company's 1993 fiscal year. No stock appreciation rights ("SARs") were granted to any employee of the Company in 1993.
The "Potential Realized Option Values" shown in the table below are the result of calculations at the 0%, 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation of the Company's stock price. The actual value, if any, that an optionee will realize upon exercise of an option will depend on the excess of the market value of the Common Stock on the date the option is exercised over the exercise price. In all cases, the appreciation is calculated from the award date to the end of the option term.



                                                Option/SAR Grants in Last Fiscal Year



                                                                         Potential Realized Value at Assumed Annual
                                                                           Moves of Stock Price Appreciation for
                   Individual Grants                                                   Option Term
                   _________________
__________________________________________________________________________________________________________________

               Number of      % of Total
               Securities     Options/
               Underlying     SARs
               Options/       Granted to
               SARs           Employees     Exercise or
               Granted        in Fiscal     Base Price     Expiration
     Name      (#) (1)        Year (1)      ($/Sh)         Date          0% ($)          5% ($)         10% ($)
__________________________________________________________________________________________________________________



Mel Karmazin   112,500(2)      10.4        $9.26(3)        4/30/03      582,750       1,604,250        3,171,375

Farid Suleman   56,250(4)       5.2        $8.78(5)        6/30/03      524,812       1,165,500        2,148,185

                67,500(6)       6.3        $7.78(5)        6/30/03      697,275       1,466,100        2,645,325

                37,500(7)       3.5       $26.00           9/21/03            0         613,175        1,553,900
__________________________




     (1) No SARs have been granted to any employee of the Company and therefore no information relating to SARs has been reported on this Table .

     (2) Represents award of option for the purchase of Class B Shares, made in recognition of the Company's attainment of its 1992 earnings target and in accordance with the incentive compensation provisions of Mr. Karmazin's employment agreement, which was exercisable immediately upon grant. (See "Executive Compensation-Employment
          Agreements," and "Proposal to Approve Amendments to Mr. Karmazin's Employment Agreement", below.)

     (3) Exercise price, which was set in accordance with the incentive compensation provisions of Mr. Karmazin's employment agreement, equals 85% of the closing price of a Class A Share on December 31, 1992. The market price on the date of grant was $14.44.

     (4)  Represents award of option for the purchase of Class A
          Shares. The option becomes exercisable in five cumulative annual installments during Mr. Suleman's continuous employment with the Company and/or any of its subsidiaries from and after September 15, 1992.

     (5) Exercise price equals closing price, as reported on the NASDAQ National Market System of a Class A Share on the date on which the CEO recommended that the Compensation Committee grant the option to Mr. Suleman. The market price on the date of grant was $18.11.

     (6)  Represents award of option for the purchase of Class A
          Shares. The option becomes exercisable in four cumulative annual installments during Mr. Suleman's continuous employment with the Company and/or its subsidiaries from and after June 30, 1993.

     (7)  Represents award of option for the purchase of Class A
          Shares. The option becomes exercisable in five cumulative annual installments during Mr. Suleman's continuous employment with the Company and/or its subsidiaries from and after September 21, 1993.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

           The following table provides information on option/SAR exercises in the year ended December 31, 1993 by the Company's Chief Executive Officer and the named executive officers, and the value of each such officer's unexercised options/SARs at December 31, 1993.






                                                  Number of Unexercised           Value of Unexercised In-the-
                                                  Options/SARs at Fiscal          Money Options/SARs at Fiscal
                                                  Year-End (#) (1)                  Year-End ($) (1) (2)
                                                  ______________________          ____________________________
                          Shares
                        Acquired on     Value
Name                    Exercise(#)  Realized($)   Exercisable   Unexercisable    Exercisable   Unexercisable
____                    ___________  ____________  ___________   _____________    ___________   _____________


Mel Karmazin........     134,941(3)  1,795,622(4)  2,084,246(5)          0        61,954,825             0

Michael A. Wiener...           0             0             0             0                 0             0

Gerald Carrus.......           0             0             0             0                 0             0

Farid Suleman.......           0             0        86,250       150,000         2,500,290     2,642,250



             _________________________

             Notes to Option/SAR Table:

     (1) No SARs have been granted to any employee of the Company and therefore no SAR exercises are reported in this Table.

     (2) On December 31, 1993, the closing per share price of a Class A Share on the NASDAQ National Market System was $30.25. The Class B Shares are not publicly listed or traded and may not be held by any persons other than Messrs. Karmazin, Wiener and Carrus and their "affiliates," as defined in the Company's Restated Certificate of Incorporation. Each Class B Share is freely convertible into one Class A Share at the option of the holder, and a Class B Share automatically converts into a Class A Share upon transfer to any person not eligible to hold Class B Shares. For purposes of this Table, the value of unexercised options to acquire Class B Shares is reported as if Class A Shares would be received upon the exercise of such options.

     (3) The reported amount represents the exercise of options to acquire 134,941 Class B Shares which were immediately converted into shares of Class A Common Stock.

     (4) The reported amount excludes the $.03 per share exercise price of the 134,941 options exercised.

     (5) The reported amount includes options to acquire 2,051,807 Class B Shares and warrants to acquire 32,439 Class
          A Shares. See "Security Ownership of Certain Beneficial Owners and Management," below.


Long-Term Incentive Plans -- Awards In Last Fiscal Year

          During the year ended December 31, 1993, no awards were made under any long-term incentive plan to the Company's Chief Executive Officer or to any of the named executive officers.

Pension Plan

          The Infinity Broadcasting Corporation Pension Plan (the "Pension Plan") was frozen by the Company effective November 30, 1987. As a result, after November 30, 1987, Participants (as such term is defined in the Pension Plan) in the Pension Plan do not accrue additional benefits under the Pension Plan, persons who were not Participants prior to November 30, 1987 do not become Participants, and the accrued benefits of all persons who were Participants as of such date will be paid as and when they become due under the Pension Plan. A Participant retiring at normal retirement age is entitled to a monthly benefit in the straight life annuity form of 50% of his average monthly compensation over the three years (prior to November 30, 1987) in which such compensation was the highest, reduced by 74% of the Participant's Social Security Benefit offset.

          Benefits accrued under the Pension Plan as of November 1987 will be preserved for future distribution. The Company will continue to contribute to the Pension Plan as required to satisfy the funding requirements imposed by law.

          Messrs. Wiener, Carrus and Karmazin are the only directors or executive officers of the Company eligible to receive a monthly pension under the terms of the frozen Pension Plan. Assuming retirement at normal retirement age (age 65) and payment of benefits in the form of a life annuity, Messrs. Wiener, Carrus and Karmazin would be entitled to an estimated annual benefit under the frozen Pension Plan of approximately $32,000, $66,000 and $17,000, respectively. At the time the Pension Plan was frozen, Messrs. Wiener, Carrus and Karmazin had 9, 9, and 6 years of service credit under the Pension Plan, respectively.

Employment Agreements

          Messrs. Wiener and Carrus have identical ten-year employment agreements with the Company that took effect on December 31, 1985. Under the terms of these agreements, Messrs. Wiener and Carrus will be employed as senior executives of the Company until December 31, 1995. Compensation for each of them under their respective agreements is determined by the Company's Board of Directors, with a minimum annual salary of $250,000 being guaranteed to each. The term of employment under these agreements terminates upon the disability for six consecutive months, or the death, of the contracting officer (a "Termination Event"). Upon a Termination Event, the officer or his estate is entitled to receive, through the year 2000, an annual payment equal to 50% of the actual compensation earned by such officer in the fiscal year prior to the year in which the Termination Event occurred.

          In September 1990, the Company entered into a new employment agreement with Mr. Karmazin, replacing an agreement with the Company that was identical to the agreements with Messrs. Wiener and Carrus. Under such new agreement, Mr. Karmazin is to be employed for a five-year term, the expiration date of which is extended automatically by one year on each anniversary of the original effective date of the agreement (an "Anniversary Date") through the Anniversary Date following the year in which Mr.
Karmazin reaches age 61 (unless the agreement is terminated as provided therein), as the Company's President and Chief Executive Officer (or any higher position to which the Board appoints Mr. Karmazin with his consent). The agreement requires the Company to use its best efforts to cause Mr. Karmazin to be a member of the Company's Board of Directors throughout his employment under the agreement, and to include him in the management slate for election as a director at every stockholders' meeting at which his term as a director would otherwise expire.

          Mr. Karmazin's minimum base compensation under his agreement is $750,000 per year; a majority of the Board (including for this purpose at least two-thirds of the members of the Board) (a "Majority") may increase, but may not decrease, this amount. In addition, the agreement provides for certain incentive compensation in the form of cash, stock options and deferred shares. As set forth in the agreement, such incentive compensation is payable if the Company's annual earnings before interest, taxes, depreciation and amortization ("EBITDA") meets or exceeds annual EBITDA targets set by agreement of the Board and Mr. Karmazin. On March 30, 1994, the Board and Mr. Karmazin amended the employment agreement, subject to stockholder approval, to provide that EBITDA targets for 1994 and later years will be set by the Compensation Committee. See "Proposal to Approve Certain Provisions of Mr. Karmazin's Amended Employment Agreement," below.

           In September 1991, Mr. Karmazin's employment agreement was amended to permit the Company to elect to pay any of his base compensation for 1991 in Common Stock or warrants to purchase Common Stock. The Company elected to pay Mr. Karmazin's entire 1991 base compensation in the form of warrants to purchase Class A Shares. See the "Summary Compensation Table," above. Mr. Karmazin's employment agreement was amended further in February 1992, in conjunction with amendments to the Option Plan and the Deferred Share Plan that were intended to facilitate those plans' ongoing compliance with certain Exchange Act rules by, among other things, making all awards to executive officers of the Company subject to the discretion of the Compensation Committee. The 1992 amendment to Mr. Karmazin's employment agreement provides for certain increased cash incentive compensation in the event he is not awarded incentive compensation in the form of stock options and deferred shares that is earned under the employment agreement.

          The agreement with Mr. Karmazin may be terminated at any time by a majority of the Board of Directors or by Mr. Karmazin, either without cause or for cause, upon notice. In the event the Company terminates Mr. Karmazin's employment without cause (as defined in the agreement) or in the event Mr. Karmazin terminates his employment for good reason (as defined in the agreement), Mr. Karmazin is entitled to receive incentive compensation for the period through the termination date of the agreement (as extended) based on the greater of actual EBITDA and EBITDA in the last fiscal year of the Company preceding the delivery of the notice of termination, and an amount equal to the present value of the base compensation payable through the expiration date of the agreement (as extended). In addition, Mr. Karmazin's agreement terminates upon Mr. Karmazin's disability for six consecutive months or his death. In the event of a termination due to disability, Mr. Karmazin is entitled to receive 75% of his base compensation through the termination date of the agreement (as extended), subject to offset by the value of certain Company-provided disability benefits; in the event of a termination due to death, his estate or beneficiary is entitled to receive the present value of his base compensation for the period ending on the earlier of the first anniversary of his death or the expiration date of the agreement (as extended). In the event Mr. Karmazin's employment is terminated for cause (as defined in the agreement) or Mr. Karmazin terminates his employment for other than good reason (as defined in the agreement), Mr. Karmazin is entitled to receive base compensation through the date of the notice of termination (if for cause) or actual termination (if voluntary) and any previously unpaid incentive compensation attributable to prior years. The agreement also permits Mr. Karmazin to terminate his employment following a change in control (as defined in the agreement). In the event of such a termination, Mr. Karmazin is entitled to receive base compensation and prorated incentive compensation through the effective date of termination, and any previously unpaid incentive compensation attributable to prior years.

          Under their respective employment agreements, Messrs. Wiener, Carrus and Karmazin may participate in all employee benefit plans of the Company for which they are otherwise eligible.

          For information regarding the payments that were made to Messrs. Wiener, Carrus and Karmazin pursuant to the terms of their respective employment agreements during the past three fiscal years, see the "Summary Compensation Table," above and "Compensation of Executive Officers -- Report of the Board of Directors Concerning Executive Compensation," below.

Additional Matters

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Class A Shares to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the year ended December 31, 1993, its executive officers, directors and holders of more than 10% of the Class A Shares complied with all Section 16(a) filing requirements, with the following exception. On November 29, 1993, Mr. Simpson filed a report on Form 4 relating to the month of April 1993. In making these statements, the Company has relied on copies of filings submitted to the Company and on written representations of its directors and executive officers.

          The Company has executed indemnity agreements with all of its executive officers and directors, except Messrs. Singleton and Stern. These agreements require the Company to indemnify the seven covered individuals for liabilities incurred by them because of any act or omission or neglect or breach of duty committed while acting in the capacity of an officer or director of the Company, to the fullest extent permitted by the laws of the State of Delaware. Certain actions, including acts for which indemnification is found by a court to be illegal and contrary to public policy, are excluded from the coverage of the agreements. Mr. Karmazin's employment agreement also requires the Company to indemnify Mr. Karmazin to the fullest extent permitted by applicable Delaware law.

 Compensation Committee Interlocks and Insider Participation

          In 1993, the Compensation Committee, consisting of Messrs. Wiener and Carrus, was responsible only for administering the Option Plan and for making and administering grants to executive officers of the Company under the Deferred Share Plan. Neither Mr. Wiener nor Mr. Carrus has ever received an award under either plan. In 1993, Mr. Karmazin, the Company's President and Chief Executive Officer (the "CEO"), was responsible for determining the amounts of salary and bonus payable to the Company's Vice President-Finance and Chief Financial Officer (the "CFO").

          All other matters relating to executive compensation are determined by the Company's Board of Directors. Messrs. Wiener, Carrus, Karmazin and Suleman are executive officers and directors of the Company and, as such, participate in all deliberations of the Company's Board of Directors, including those regarding executive compensation decisions. It is the policy of the Board of Directors to require any person who is a director of the Company to recuse himself from any vote by the Board of Directors to determine the amount of such person's salary or other compensation, except that the annual EBITDA targets that control whether Mr. Karmazin will be entitled to receive incentive compensation under his employment agreement were determined for each year through 1993 by agreement of Mr. Karmazin and the Board of Directors. See "Compensation of Executive Officers -- Employment Agreements," above and "Compensation of Executive Officers -- Report of the Board of Directors Concerning Executive Compensation," below.

Report of the Board of Directors Concerning Executive Compensation

          The Company is the largest radio broadcasting company in the United States. The Company's strategy is to operate radio stations in the nation's largest radio revenue markets and to improve its stations' operating cash flow, and it seeks to sustain progressive growth in long-term value for its stockholders. Given the growth and diversity of the Company's operations, strong visionary leadership at the executive officer level is essential. The compensation policies utilized by the Board, its Compensation Committee (which in 1993 made and administered grants of equity-based incentive compensation to executive officers and, beginning in 1994 will make and administer all grants of incentive compensation to executive officers if the proposals presented for stockholder approval are adopted), and the CEO (who determines the amount of salary payable to the CFO and also determined the amount of bonus payable to the CFO in 1993) are intended to enable the Company to attract, retain and motivate this caliber of management to meet Company goals, using appropriate combinations of base salary and cash and equity-based incentive compensation.

          In 1985, the Company entered into long-term employment agreements with Messrs. Karmazin, Wiener and Carrus. The Company entered into a new employment agreement with Mr. Karmazin in 1990. Each agreement provides for a minimum level of base salary; the Company's agreement with Mr. Karmazin also provides for certain annual incentive compensation opportunities (see "Compensation of Executive Officers -- Employment Agreements," above).

          The decisions of the Board and the CEO with respect to the compensation earned by executive officers in 1993 were based on applicable contractual commitments, corporate performance in relation to annually-determined earnings targets (in the case of compensation payable to the CEO), the Company's operating and financial performance in relation to that of other broadcasting companies, the overall growth of the Company (including increases in individual executive officers' responsibilities in connection therewith) and annual growth in the value of the Common Stock, as well as individual performance (the foregoing factors are listed in the order of their relative importance in the decisions of the Board and the CEO).

          The Board's Compensation Committee, consisting of Messrs. Wiener and Carrus, utilized the foregoing factors in the same manner in determining whether to grant equity-based incentive compensation to executive officers under the Option Plan and the Deferred Share Plan. Because, as noted above, it is the policy of the Board of Directors to require any person who is a director of the Company to recuse himself from any decision regarding the amount of such person's salary or other compensation, Messrs. Wiener and Carrus do not receive awards under the Option Plan or the Deferred Share Plan, and none of the executive officers participates in Board decisions regarding the amount of his own compensation (except that earnings targets on which incentive compensation awards for Mr. Karmazin for the Company's 1992 and 1993 fiscal years were based were set by agreement between Mr. Karmazin and the Board, as explained below).

          In March 1993, the Board increased Mr. Karmazin's base salary from $750,000 (the minimum base salary level set in his September 10, 1990 employment agreement with the

Company) to $925,000. This increase was made in recognition of the significant changes in Mr. Karmazin's responsibilities in the years since 1990, including increases in responsibility arising from the Company's growth through acquisitions during that period, its 1992 initial public offering (the "IPO"), and its management contract with Unistar Communications Group, Inc. ("UCG"), under which Mr. Karmazin has served as UCG's Chief Executive Officer. The Board determined that the increase in salary was appropriate in light of such added responsibilities, and recognized the Company's outstanding operating and financial performance under Mr. Karmazin's leadership. In October 1993, in recognition of the Company's performance since the IPO, including an over 200% increase in the Company's stock price, the expansion of the Company's presence in the radio program distribution business through its management agreement with UCG, and its then pending management agreement with Westwood One, Inc. ("Westwood One"), pursuant to which Mr. Karmazin would also serve as the Chief Executive Officer of Westwood One, the Compensation Committee recommended, and the Board approved, the payment of a special $1 million cash bonus to Mr. Karmazin. Mr. Karmazin had also received a $247,000 cash bonus earlier in 1993, pursuant to his employment agreement, in recognition of the Company's achievement of its 1992 EBITDA target.

     On April 30, 1993, the Compensation Committee awarded Mr. Karmazin an option under the Option Plan for the purchase of 112,500 Class B Shares. This option, which has a per share exercise price, of $9.26 (85% of the closing price of the Class A Shares on December 31, 1992), was immediately exercisable and will expire ten years from the date of grant. The option award was made pursuant to Mr. Karmazin's employment contract, in recognition of the Company's achievement of its 1992 EBITDA target.

     In March 1994, after reviewing the potential effect of Section 162(m) of The Internal Revenue Code of 1986, as amended ("Section 162(m)") which generally sets a limit of $1 million on the amount of compensation (other than certain types of compensation, including "performance-related" compensation) that the Company can deduct for federal income tax purposes with respect to the compensation of each of the CEO and the named executive officers for taxable years beginning on or after January 1, 1994, the Compensation Committee and the Board determined that their general policy will be to structure the compensation arrangements for the CEO and other senior executive officers, to the extent feasible and taking into account all relevant considerations, so as to satisfy Section 162(m)'s conditions for deductibility. In accordance with this policy, the Compensation Committee decided, and Mr. Karmazin agreed, that all equity-based incentive compensation payable to Mr. Karmazin on account of the Company's achievement of its 1993 EBITDA goals should be paid in the form of options granted at an exercise price equal to the full fair market value of the underlying shares of common stock on the date of grant, rather than in the form of deferred shares and options with an exercise price discounted from the 1993 year-end closing price, as called for by Mr. Karmazin's employment agreement. The Compensation Committee expects that a significant portion of the compensation provided to the CEO and the CFO will continue to be performance-based. Certain of the proposals submitted for stockholder approval are intended to facilitate the Company's ability to gratify such compensa-tion for the performance-based compensation exemption from the general limitation imposed by Section 162(m) on the Company's ability to deduct compensation paid to executive officers. (See "Proposal to Approve Amendments to Option Plan," "Proposal to Approve Cash Bonus Compensation Plan," and "Proposal to Approve Certain Provisions of Mr. Karmazin's Amended Employment Agreement", below.)

Michael Wiener      Steven A. Lerman             James A. Stern
Gerald Carrus       Alan R. Batkin               James L. Singleton
Mel Karmazin        Orenthal J. Simpson          Farid Suleman

Performance Graph

          The chart below compares the performance of the Class A Shares with the performance of the NASDAQ Composite Index and a peer group of companies, measuring the changes in common stock prices from January 31, 1992 to December 31, 1993. As required by the Commission, the values shown assume the reinvestment of all dividends and, in the case of the peer group, are weighted to reflect the market capitalization of the component companies. The peer group is comprised of Capital Cities/ABC Inc., CBS, Inc., Viacom, Inc., Gannett Co., Inc., Tribune Co. and Clear Channel Communications, Inc., all of which, like the Company, are major advertiser-supported media and entertainment companies. The Company utilizes companies in this peer group for reference purposes in connection with executive officer compensation determinations.


                     Infinity
Measurement         Broadcasting         NASDAQ          Peer
 Period             Corporation         Composite        Group
___________         ____________        _________        _____
01/31/92            100.00%             100.00%          100.00%
12/31/92            140.00%             109.80%          122.23%
12/31/93            288.80%             125.30%          151.30%


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information concerning the beneficial ownership of the Company's common stock as of April 1, 1994, by (1) each person known to the Company to own beneficially more than 5% of any class of Common Stock, (2) each director and nominee to serve as a director of the Company, (3) each executive officer of the Company named in the Summary Compensation Table and
(4) all  directors and executive officers  of the Company as a group.








                                     Class A  Shares              Class B Shares            Class C Shares
                                     _______________              ______________            ______________
                                                                                                                    Percent
                                                Percent                    Percent                    Percent       of Total
                                                  of                         of                         of          Voting
Name                               Shares(1)    Class(1)    Shares(1)      Class(1)     Shares(1)     Class(1)      Power(1)
________________________________   _________    ________    _________      ________     _________     ________      ________

Gerald Carrus(2)..............       61,674         *        1,868,138        46.8%        -----        -----         27.2%

Michael A. Wiener(2)..........      234,374 (3)     * (3)    1,703,138(4)     42.7%(4)     -----        -----         25.1%(3)(4)

Mel Karmazin(2)...............      245,834 (5)     * (5)    2,546,152(6)     41.6%(6)     -----        -----         28.5%(5)(6)

Lehman Investors(7)...........       -----         -----       -----          -----     9,431,640(8)   100.00%(8)     12.1% (8)

Metropolitan Life Insurance
      Company(9)................  1,860,050         6.5%       -----          -----        -----       -----           2.7%

State Street Research &
      Management Company(10)....  1,831,100         6.4%       -----          -----        -----       -----           2.7%

Dietche & Field Advisers,
      Inc(11)...................  1,525,000         5.4%       -----          -----        -----       -----           2.2%

FMR Corp.(12)...................  1,480,050         5.2%       -----          -----        -----       -----           2.1%

Edward C. Johnson 3d(12)........  1,480,050         5.2%       -----          -----        -----       -----           2.1%

The Putnam Advisory
      Company, Inc(13)..........    420,121         1.5%       -----          -----        -----       -----            *

Putnam Investment
      Management, Inc.(13)......  1,937,525         6.8%       -----          -----        -----       -----           2.8%

James A. Stern(7)...............     -----         -----       -----          -----        -----       -----          -----

James L.  Singleton(7)..........     -----         -----       -----          -----        -----       -----          -----

Farid  Suleman(2)...............    118,391 (14)   * (14)      -----          -----        -----       -----            *

Steven  A. Lerman(15)...........     -----         -----       -----          -----        -----       -----          -----

Alan R.  Batkin(16).............      6,750 (17)   * (17)      -----          -----        -----       -----            *

Orenthal J. Simpson(18).........     12,375 (19)   * (19)      -----          -----        -----       -----            *

All directors and executive
     officers as a group
     (9 persons)................    679,398         2.4%      6,117,428      100.0%        -----       -----          68.5%

*  Less than 1%

                                  16



 (1) The information as to beneficial ownership is based on statements furnished to the Company by the beneficial owners. As used in this Table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). For purposes of this Table, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date, except that "beneficial ownership" does not include the number of Class A Shares issuable upon conversion of Class B Shares and Class C Shares, even though Class B Shares and Class C Shares are freely convertible into Class A Shares.

 (2) The address of each person is Infinity Broadcasting Corporation, 600 Madison Avenue, New York, New York 10022.

 (3) Includes 234,374 of Class A Shares owned by trusts for the benefit of Mr. Wiener's children, as to which Mr. Wiener disclaims beneficial ownership.

 (4) Includes 80,000 Class B Shares owned by The Michael Wiener 1993 Trust and 80,000 Class B Shares owned by The Zena Wiener 1994 Trust. Also includes 30,000 Class B Shares owned by The Zena and Michael A. Wiener Foundation, as to which Mr. Wiener disclaims beneficial ownership.

 (5) Includes warrants exercisable for 32,439 of Class A Shares, at a price of $.00267 per share. Also includes options exercisable for 56,142 Class A Shares, at a price of $25.50 per share, granted on March 30, 1994 under the Option Plan in accordance with Mr. Karmazin's employment agreement with the Company.

 (6) Includes options exercisable for 1,939,307 of Class B Shares, at a price of $.0267 per share, granted to Mr. Karmazin pursuant to an option agreement dated as of June 27, 1988, and amended as of August 2, 1988 and October 14, 1988. Also includes an option exercisable for 112,500 Class B Shares, at a price of $9.26 per share, granted to Mr.
     Karmazin on April 30, 1993 under the Option Plan, in accordance with Mr. Karmazin's employment agreement with the Company and options exercisable for 75,000 Class B Shares, at a price of $25.50 per share, granted to Mr. Karmazin on March 30, 1994 under the Option Plan in satisfaction of the Company's equity incentive compensation obligations with respect to the Company's 1993 fiscal year under Mr. Karmazin's employment agreement with the Company. Without giving effect to the exercise of the options described above, Mr. Karmazin owns approximately 10.5% of the outstanding Class B Shares.

 (7) The general partners of the limited partnerships included in the Lehman Investors are subsidiaries of Lehman Brothers Holdings Inc., a company whose common stock is principally owned by American Express Company. The address for American Express Company, each of the Lehman Investors, and Messrs. Stern and Singleton is Three World Financial Center, New York, New York 10285.

 (8) Includes Lehman Warrants exercisable for 8,935,526 Class C Shares.

 (9) Of the 1,860,050 Class A Shares beneficially owned by Metropolitan Life Insurance Company, 1,801,350 shares are owned with sole voting power as of February 9, 1994.

(10) Of the 1,831,100 Class A Shares beneficially owned by State Street Research & Management Company, 1,772,400 shares are owned with sole voting power as of February 10, 1994.

(11) Of the 1,525,000 Class A Shares beneficially owned by Dietche  &
     Field Advisers, Inc., all are owned with sole voting power as of March 11, 1994.

                                  17




(12) Includes Class A Shares beneficially owned by FMR Corp. ("FMR") and Edward C. Johnson 3d ("Johnson") as of February 14, 1993. Fidelity Management & Research Company ("Fidelity") and Fidelity Management Trust Company ("Fidelity Management"), both wholly-owned subsidiaries of FMR, are the beneficial owners of 265,950 Class A Shares and 1,214,100 Class A Shares, respectively. Johnson (the Chairman of FMR) and FMR, through its control of Fidelity, have sole dispositive power with respect to the Class A Shares beneficially owned by Fidelity. FMR, through its control of Fidelity Management, has sole voting power with respect to the Class A Shares beneficially owned by Fidelity Management, and FMR and Johnson have sole dispositive power with
     respect to such shares.   The address of Fidelity,  Fidelity Management,
     FMR,  and Johnson is 82 Devonshire Street, Boston, Massachusetts 02109.

(13) Includes Class A Shares beneficially owned by The Putnam Advisory Company, Inc. ("PAC") and Putnam Investment Management, Inc. ("PIM") as of January 18, 1994. PAC and PIM are both wholly-owned subsidiaries of Putnam Investments, Inc. ("PI"), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. ("M&MC"). Of the 420,121 Class A Shares beneficially owned by PAC, 324,463 shares are owned with shared voting power and all are owned with shared dispositive power. Of the 1,937,525 Class A Shares beneficially owned by PIM, all are owned with shared dispositive power. PI and M&MC disclaim beneficial ownership of the 2,357,646 Class A Shares beneficially owned by PAC and PIM. The address of PAC, PIM, PI and M&MC is One Post Office Square, Boston, Massachusetts 02109.

 (14) Includes options exercisable for 75,000 and 11,250 Class A Shares, at a price of $.13 and $8.78 per share, respectively. Does not include 112,500 Class A Shares as to which options (exercisable at a price of $7.78 per share with respect to 67,500 of such shares and $8.78 per share with respect to the remainder of such shares) were granted in June 1993 pursuant to the Option Plan, or 37,500 Class A Shares as to which an option (exercisable at a price of $26.00 per share) was granted in September 1993 pursuant to the Option Plan, because Mr. Suleman does not have the right to receive such shares within 60 days after April 1, 1994.

(15) Mr. Lerman's address is Leventhal, Senter & Lerman, 2000 K Street, N.W., Washington, D.C. 20006.

(16) Mr. Batkin's address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

(17) Includes  1,125 Class A  Shares held by  Mr. Batkin's wife.   Also
     includes options exercisable for 4,500 Class A Shares, at a price of $8.78 per share. Does not include 18,000 Class A Shares as to which an option, exercisable at a price of $8.78 per share, was granted in July 1993 pursuant to the Option Plan, because Mr. Batkin does not have the right to receive such shares within 60 days after April 1, 1994.

(18) Mr. Simpson's address is O.J. Simpson Enterprises, 11661 San
     Vicente Blvd., Suite 632, Los Angeles, California 90049.

(19) Includes options exercisable for 4,500 Class A Shares, at a price of $8.78 per share. Does not include 18,000 Class A Shares as to which an option, exercisable at a price of $8.78 per share, was granted in July 1993 pursuant to the Option Plan, because Mr. Simpson does not have the right to receive such shares within 60 days after April 1, 1994.





                 CERTAIN RELATIONSHIPS AND TRANSACTIONS

          Since February 1980, the Company has leased approximately 7,500 square feet of office space in Boston, Massachusetts from 1265 Realty Company. Gerald Carrus and Michael A. Wiener each owns 35% of 1265 Realty Company. The Company's Boston radio station, WBCN-FM, uses this space for its studios and offices. The lease, as amended in 1983, expires on December 31, 1998 and provides for an annual rent of $145,380, subject to certain annual adjustments to account for inflation. The Company believes that the terms of this lease are comparable to those that would be contained in a lease entered into with an unrelated third party.

           In 1981, the Company made unsecured, non-interest-bearing loans due in June 1994 of $600,000 to each of Michael A. Wiener and Gerald Carrus for their personal use. Each of them executed a promissory note for the full amount of his loan.

          Lehman Brothers acted as one of the representatives of the underwriters for the IPO, the public offering by the Company in March 1992 of $200 million principal amount of its 10-3/8% Senior Subordinated Notes Due 2002 and the public offering in May 1993 of 8,148,814 Class A Shares by the Company and certain holders, including Lehman Brothers, of warrants exercisable for Class A Shares (the "1993 Equity Offering"). Lehman Brothers also acted as one of the representatives of the underwriters for the secondary offering in December 1993 of 5,550,000 Class A Shares by certain stockholders. The Lehman Investors sold 4,800,000 of such Class A Shares. The Company believes that each of these transactions with Lehman Brothers was for fair value and on terms and conditions no less favorable to the Company than would have been available to it in a comparable transaction with an unrelated person.

          Mr. Lerman is a partner in the law firm  of Leventhal, Senter
&  Lerman, which  represents the  Company in  certain matters.   During
1993, the Company  paid Leventhal, Senter & Lerman approximately
$934,000 in respect of services rendered to the Company in 1993.

          Transactions between the Company and its officers, directors and affiliates, and loans made by the Company to such persons, are approved by a majority of the directors who are not party to such transactions. The Company intends to continue this policy in the future.


             APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          KPMG Peat Marwick has been recommended by the Board of Directors for reappointment as the independent public accountants for the Company. KPMG Peat Marwick were the auditors for the Company for the year ended December 31, 1993, and the firm is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. Subject to stockholder ratification, the Board of Directors has appointed this firm as the Company's independent public accountants for 1994.

          Representatives of the firm will attend the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

          The Company will present to the Annual Meeting the following resolution:

          RESOLVED: That the selection, by the Board of Directors, of KPMG Peat Marwick as independent public accountants to audit the books of account and other corporate records of the Company for 1994 be, and hereby is, ratified.

          Adoption of this proposal  requires approval by  a majority of the votes that could be cast by the holders of the shares of all classes of the Common Stock who are present in person or by proxy at
the Annual Meeting.  Spaces are  provided  in   the  accompanying  form
of   proxy  for specifying  approval, disapproval  or abstention as  to
this proposal.    Abstentions   from  voting  on  this   proposal
(including broker non-votes) will have the effect of votes against this proposal.

The   Board  of  Directors  recommends  a  vote  "FOR"  this proposal.

          PROPOSAL TO APPROVE AMENDMENTS TO THE OPTION PLAN

          The Board of Directors has adopted, subject to stockholder approval, an amendment to the Option Plan increasing by 2,000,000 the number of Class A Shares, and by 600,000 the number of Class B Shares, as to which options may be granted under the Option Plan. The Board of Directors recommends approval of amendments to the Option Plan (i) to increase by 2,000,000 the number of Class A Shares (subject to adjustments for stock dividends and splits and other capital adjustments) and to increase by 600,000 the number of Class B Shares (also subject to adjustment) that may be issued under the Option Plan, (ii) to set the maximum number of such shares as to which options may be awarded to any plan participant in any calendar year, and
(iii) to provide for option awards to the CEO and other senior executive officers whom the Board may designate in the future as eligible for such award(s) upon the Company's achievement of EBITDA targets established in advance by the Compensation Committee.

Increase in Authorized Shares
_____________________________

          The increase of the number of Class A Shares and Class B Shares that are available for options will enable the Compensation Committee to continue to grant performance-based incentive compensation in the form of stock options. Such options are an important component of the Company's compensation incentives that are designed to attract, retain and motivate the best qualified executives, other key employees and non-employee directors and to create and reinforce
long-term  mutuality  of  interest  between   the Company's  key
employees and directors, on the one hand, and the Company's stockholders, on the other, by encouraging ownership of Company stock and providing opportunities  for participation in the Company's
long-term performance.   Options have been granted with respect to
substantially all of the 2,664,350 Class A Shares and all of the 187,500 Class B Shares previously authorized for issuance under the
Option Plan, which was established in 1988.   A substantial portion of
the options with respect to Class A Shares were granted prior to the Company's 1992 IPO; options with respect to all of the previously authorized Class B Shares have been granted upon the attainment of Company EBITDA targets, in connection with contractual incentive compensation arrangements.

           The exercise prices of all options granted under the Option Plan with respect to Class A Shares since the IPO have been equal to the fair market value of such Class A Shares on the date of grant (or, in certain cases, the date on which the option grant was recommended, if the grant was made subsequent to the recommendation date). Options granted under the Option Plan with respect to Class B Shares have exercise prices equal to the fair market value of Class A Shares as of the date of grant or, in the case of options granted in recognition of the Company's achievement of its 1992 EBITDA target, 85% of the fair market value of Class A Shares on December 31, 1992.

Amendments Relating to Section 162(m)
_____________________________________

          The Board has adopted, subject to stockholder approval, additional amendments to the Option Plan which are designed to preserve the Company's ability to deduct, for Federal income tax purposes, compensation paid pursuant to the exercise of stock options. These amendments establish a limit on the number of shares as to which options may be granted to any individual in any year, and provide for certain option awards upon the attainment of pre-established EBITDA goals.

          Annual Award Limit

          Section 162(m) requires, as a condition to the deductibility of compensation realized upon the exercise of options with an exercise price equal to the fair market value of the underlying shares on the date of grant, that a plan specify the maximum number of shares as to which options may be awarded to any particular individual in any year beginning on or after January 1, 1994. To satisfy this requirement, the amendment to the Option Plan generally imposes a limit of 200,000 on the number of Shares of Common Stock as to which options may be granted to any individual in any fiscal year of the Company (currently, the calendar year). The Compensation Committee has discretion to award options with respect to less than the maximum number of shares in any given year and, to the extent it does so, the amended Option Plan permits the carryover of the unused portion of the maximum to subsequent years, up to
300,000 shares.    The carryover  provision  gives  the Compensation
Committee flexibility to reward outstanding performance and to provide additional incentives, to the extent the Compensation Committee deems
such measures appropriate.   Options cannot be  awarded to any
individual with respect to more than 500,000 shares in any year, and the carryover amount does not increase in years for which the individual did not receive any option awards. For example, if the Compensation Committee awards a key employee options for the purchase of 50,000 shares of Common Stock in 1994, the maximum number of shares as to which a 1995 award could be made to such key employee will be
350,000.   If  the key  employee does  not receive any option awards  in
1995, the key  employee's 1996 maximum will  remain 350,000  shares.
If the  Compensation Committee  awards the key employee an option with
respect to 25,000   shares  in   1996,  the   key   employee's  maximum
permissible number of shares for 1997 will be 500,000. (Because no more than 300,000 shares can be carried forward, no participant can be awarded options with respect to more than 500,000 shares in any one year.)

          EBITDA Target Awards

          Section 162(m) permits the deduction of compensation realized upon the exercise of options granted upon the achievement of pre-established Company performance goals. To preserve the deductibility of compensation attributable to the types of performance-based stock option awards that have been provided for under Mr. Karmazin's employment agreement since 1990, and to qualify such awards to other senior executive officers for Section 162(m) purposes in the event the Compensation Committee and the Board deem it appropriate to make such compensation opportunities available to other senior executive officers in the future, the Option Plan amendments recently adopted by the Board include the following provisions.

          The amendments permit the Compensation Committee to award options for the purchase of up to 112,500 shares of common stock to the
CEO  (and to any other senior  executive officer designated by the Board in advance of the applicable period)  upon  the  Company's attainment of a target with respect to the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") established in advance for a particular period by the Compensation Committee (such awards are referred to in this description as "EBITDA Target
Awards").  The exercise  price of each option granted in  an EBITDA
Target Award  will be 85% of  the fair market value of the underlying share of Common Stock as of the last day of the period for which the award is made (for purposes of the Option Plan, the fair market value of a share of Common Stock is deemed to be the closing price of a Class A Share as reported on the NASDAQ Market System for the applicable date). If an award is made with respect to less than an entire calendar year, both the EBITDA target and the maximum award will be prorated. Any option granted under an EBITDA Target Award will be immediately exercisable
and will expire ten years after the  date of grant.   Such options will
be counted against the annual maximum share award limits described above and, to the extent an EBITDA Target Award is called for under an executive's employment agreement, the award will be deemed to have been made pursuant to the employment agreement (see "Proposal to Approve Certain Provisions of Mr. Karmazin's Amended Employment Agreement," below).

          The Option Plan amendments submitted for stockholder approval are set forth in Exhibit A to this Proxy Statement. The other provisions of the Option Plan, and the federal income tax consequences of the grant and exercise of options thereunder, are described below.
See also "New Plan Benefits," below. If the proposal to approve the amendment is not adopted, the Compensation Committee will continue to have authority to make discretionary awards under the Option Plan, up to the number of shares as to which Option Plan awards are currently authorized. The affirmative vote of a majority of the holders of all shares of all classes of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the foregoing proposal. Spaces are provided on the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal. Abstentions from voting on this proposal will have the effect of votes against this proposal. Broker non-votes will have no effect on the outcome.

The   Board  of  Directors  recommends  a  vote  "FOR"  this proposal.

The Option Plan

          As originally approved by the Company's stockholders in October 1988, the Option Plan provided for the grant of options to
purchase  up to 1,500,000  Class A Shares.   The Option Plan was
amended with the approval of the Company's stockholders in September 1990 and August 1992 and currently provides for the grant of options to purchase up to 2,664,350 Class A Shares and up to 187,500 Class B Shares. Upon approval of the proposal described above, the Option Plan will provide for the grant of options to purchase up to 4,664,350 Class A Shares and 787,500 Class B Shares (including all shares previously authorized).

          Under  the Option Plan,  the maximum term  of each option is
ten years from  the date  of grant.   Option Plan grants  are  required
to be made and administered by a committee of two or more directors who are disinterested persons (within the meaning of Rule 16b-3 under the Exchange Act ("Rule 16b-3")). The Compensation
Committee, consisting of  Messrs.  Carrus   and  Wiener,  currently
serves   this function.

          The Compensation Committee selects the recipients and determines the number and the terms of options granted under the
Option Plan,  including  the option  price.   The Compensation Committee
may award options to key employees of the Company (including such employees who are members of the Board of Directors) and non-employee members of the Board of Directors. In selecting recipients and in determining the number of options to be granted, the Compensation Committee may consider the following factors regarding a prospective recipient: the office or position held, the degree of responsibility for and contribution to the Company's growth and success, the recipient's potential, other performance factors deemed
relevant by  the Compensation Committee  and, in  the  case   of
recipients  other  than   the  CEO,  the recommendations of the  CEO.
Options become exercisable at such time or times as the Compensation Committee may determine when it grants options. Options granted under the Option Plan are not transferable by the holder other
than by will  or  the  laws  of descent  and  distribution.    If an
applicable option agreement so provides, the Compensation Committee, in its sole discretion, may elect to pay the holder of an option an amount in cash or shares or a combination of cash and shares equal to the amount by which the fair market value of the shares on the
date of exercise of   the  option  exceeds  the  purchase  price  that
would otherwise be payable by the holder of such option.

          Upon approval of the proposal described above, the Option Plan will limit the number of shares of Common Stock as to which the Compensation Committee may award options to any individual in any year to 200,000 (any unused portion of this limit for a year in which an award is granted to an individual may be carried forward to subsequent years for such individual, but no individual may be awarded options for more than 500,000 shares in any single year).
The Option Plan will also permit the Compensation Committee to make special EBITDA Target Awards of options for up to 112,500 shares of Common Stock per year to each of the CEO and any other senior executive officers designated in advance by the Board, if the Company attains the EBITDA Targets established in advance by the Compensation Committee. EBITDA Target Awards are counted against the annual award limits described above, and are granted at an exercise price equal to 85% of the fair market value of the underlying shares as of the last day of the period for which the award is made. (See "Proposal to Approve Amendments to the Option Plan--Amendments Relating to Section 162(m)," above).

Federal Income Tax Consequences -- Option Plan

          Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), of the grant and exercise of options awarded under the Option Plan (which is not qualified under Section 401(a) of the Code). The following summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular
employee  or director  eligible  to receive  an  award.   In addition,
this summary is based in part upon proposed regulations concerning incentive stock options. The interpretations provided by such proposed regulations are subject to change. Moreover, this summary does not apply to every specific transaction that may occur. Each employee or director who receives an award should consult his or her tax advisor for advice concerning his or her particular circumstances.

          Non-Qualified Stock Options.   There will be  no federal
income tax consequences to either the employee or the Company on the grant of a non-qualified option. On the exercise of a non-qualified option (except as described below), the employee has taxable ordinary income equal to the excess of the fair market value on the exercise date of the shares of Common Stock received over the option price of the
shares.    The Company  will be entitled  to a federal income  tax
deduction  in  an amount  equal to such excess, provided   the   Company
complies  with   applicable tax withholding rules.   In the case  of an
employee  subject to Section 16  of   the Exchange  Act  (an
"Insider"),  the employee's recognition  of income  (and   the
Company's deduction) may be deferred beyond the date of exercise. Under Section 16, the grant of an option, not its exercise, is treated as an acquisition of a security to which the statute applies. If such grant is made pursuant to a plan meeting the requirements of a special exemption applicable to certain employee benefit plans and at least six months elapse between the grant and the sale of the shares received upon exercise, such grant will be treated as an exempt
acquisition  under Section  16(b).    With respect  to  the recognition
of income in connection with the exercise of a non-qualified option, unless an Insider has had a non-exempt acquisition within the
six-month  period   prior  to  the  exercise date, the Insider will
recognize ordinary income on the later of (i) six months after the date of grant and (ii) the date of exercise (such later date being referred to as the "Delayed Date"). The timing of income recognition with respect to an Insider who exercises a non-qualified option within six
months of a prior non-exempt acquisition of stock is uncertain.   It  is
possible that the Internal Revenue Service will take the position that, despite the prior non-exempt acquisition, the Insider recognizes income on the Delayed Date rather than the date which is six months following the date of such prior non-exempt acquisition (such
date  being referred to as  the "Deferred Date").   An Insider can be
certain of recognizing income on the exercise date by making an income recognition election under Section 83(b) of the Code (an "83(b) Election") within 30 days of the date of exercise.

          Any ordinary income realized by an employee upon exercise of a non-qualified option will increase his tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a non-qualified option, an employee will realize long-term or short-term capital gain or loss depending upon his holding period for such stock. The holding period for capital gains purposes begins on the date of the exercise pursuant to which such shares were acquired, or whichever of the Delayed Date or the Deferred Date applies in the case of an insider who has not made an 83(b) Election.

          If the Company delivers cash or shares of Common Stock to an employee in lieu of accepting payment upon the exercise of a non-qualified option, the employee will recognize ordinary income in an amount equal to the cash paid  and the fair  market value as of the date of exercise
(or whichever of the Delayed or Deferred Date applies in the case of an Insider who has not made an 83(b) Election) of any
shares  delivered  to  him.   An  amount  equal  to the ordinary
income   recognized  by  the   employee  will   be deductible  by the
Company, provided the Company complies with applicable tax withholding requirements. As used in the foregoing discussion, the term "employee" includes non-employee directors.

          Incentive  Stock  Options.   Under  the  Code,  an employee
will not realize taxable income by reason of the grant or the exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of the shares transferred until the later of two years from the date the option was granted and one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. Any loss will be a long-term capital loss. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposi tion and (b) the fair market value of the shares on the date the option was exercised (or whichever of the Delayed or Deferred Date applies to an employee who is an Insider and who has not made an 83(b) Election) over (2) the option price. Any additional gain realized on the sale or exchange will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The employee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except by pledge or by transfer on
death).   If the disposition is  by  gift and  violates  the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise (or whichever of the Delayed or Deferred Date applies to an employee who is an Insider and who has not made an 83(b) Election) less the option price. If the disposition is a sale or exchange, the employee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the
disqualifying disposition.   The exercise of  any incentive stock option
may subject the employee  to the  alternative minimum tax.

          If the Company delivers cash or shares of Common Stock to an employee in lieu of accepting payment from him upon his exercise of an incentive stock option, the employee will recognize ordinary income in an amount equal to the cash paid and the fair market value as of the date of exercise (or whichever of the Delayed or Deferred Date applies in the case of an Insider who has not made an 83(b) Election) of any shares delivered to him. An amount equal to any such ordinary income will be deductible by the Company.

          An incentive stock  option that is exercised  by a former
employee or his representative more than three months after   the
termination   of   his  employment   (including retirement)  will be
treated as a non-qualified option for federal income tax purposes. (This three-month period is extended to one year if employment ceased due to permanent and total disability.)

                    PROPOSAL TO APPROVE
                CASH BONUS COMPENSATION PLAN

          The Board  of Directors recommends  approval of  a new
Infinity Broadcasting Corporation Cash Bonus Compensation Plan (the "Bonus Plan"), which was adopted by the Board of Directors on March 30, 1994 and will become effective upon approval of this proposal.

          The Board and the Compensation Committee believe that cash incentives to senior executives, payable upon the Company's attainment of specific performance goals, help to reinforce the mutuality of interests between the Company's executive officers and its
shareholders  and  improve the value of  the  Company.   Approval of
the Bonus Plan will enable the Company to continue to provide such short-term cash bonus incentive compensation to its senior executive
officers   and  to   qualify   such  compensation   for  the
performance-based compensation exception to the limitation on the Company's ability to deduct compensation in excess of $1 million paid to certain executive officers in taxable years beginning on or
after  January 1,  1994.    If  the Company's  stockholders do not
approve the Bonus Plan, the Board will continue to have discretion to award cash incentive compensation to executive officers, but such awards will be subject to the Section 162(m) limitation on deductibility.

          The material features of the Bonus Plan are described below (see also "New Plan Benefits," below).

          The affirmative vote of a majority of the holders of all shares of all classes of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is
required to adopt  the fore-going proposal.   Spaces  are provided  on
the  accompanying form  of  proxy  for  specifying  approval,
disapproval  or abstention as to this proposal.   Abstentions from
voting on this proposal  will have the  effect of  votes against  this
proposal.   Broker  non-votes will  have  no effect  on  the outcome.

The   Board  of  Directors  recommends  a  vote  "FOR"  this proposal.


The Bonus Plan

          The Bonus Plan authorizes the Compensation Committee   to
establish annual targets with respect to the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for fiscal years of the Company beginning on or after January 1, 1994, and to award cash bonus compensation to the Company's Chief Executive Officer, the Company's Chief Financial Officer, and any other senior executive officers of the Company who are designated by the Board of Directors in advance of the applicable period (each, an "Eligible Participant"). The EBITDA target must be established in writing by the Compensation Committee prior to the commencement of the applicable fiscal year (or by such later date as may be permitted under Section 162(m) for the establishment of goals pursuant to which performance-based compensation is to be payable for a particular period).

          If the Company attains the EBITDA target set by the Compensation Committee for a fiscal year, the Compensation Committee may make cash bonus awards to Eligible Participants. The maximum cash bonus award that may be made to any Eligible Participant under the Bonus Plan for a fiscal year is generally $1,500,000, and the Compensation Committee has full discretion to award less than the maximum amount to any Eligible Participant (including the discretion to decline to make any award to an Eligible Participant notwithstanding the Company's attainment of its EBITDA target). In deciding whether to award less than the maximum amount, the Compensation Committee may consider factors such as the Eligible Participant's office or position, levels of compensation paid by the Company's industry peers and competitors, the Eligible Participant's degree of responsibility for and contributions to the Company's growth and success, the Eligible Participant's potential, the Eligible Participant's conduct, or any other performance factors the Compensation Committee may consider relevant.

          If the Compensation Committee awards an Eligible Participant less than the maximum permitted bonus amount for a fiscal year, the difference between such maximum bonus amount and the award actually made can be carried forward to subsequent years to increase the maximum bonus amount that can be awarded to such Eligible Participant if the Company attains its EBITDA targets in later years. In no event,
however, can more  than $1,500,000 be carried forward.   For example,
if the Company attains its EBITDA target for 1994 and the Compensation Committee awards an executive officer a bonus of $300,000 for 1994, the maximum bonus that may be awarded to that executive officer if the Company attains its 1995 EBITDA target will be $2,700,000. If the Compensation Committee awards the executive officer a bonus of $350,000 for 1995, the maximum bonus that may be awarded to that executive officer if the Company attains its 1996 EBITDA target will be $3,000,000. (Because no more than $1,500,000 can be carried forward, $3,000,000 is the highest bonus that could be awarded to any individual for any year under the Bonus Plan if the Compensation Committee determined that a bonus of such magnitude were warranted.)

          If an award is made for less than a full fiscal year, both the applicable EBITDA target and the maximum award amount must be prorated.

          Awards payable under the Bonus Plan must be made no later than the thirtieth day after the Company files its report on Form 10-K for the fiscal year in question with the SEC or, if the award is made for less than a full fiscal year, no later than the sixtieth day following the end of the last month taken into account in determining
whether the EBITDA  target  has  been  met.    If,  notwithstanding  the
Company's attainment of its applicable EBITDA target, the Compensation Committee does not make an award to an Eligible Participant within the foregoing time periods, the Compensation Committee will be deemed to have declined to make an award to the Eligible Participant.

          If an Eligible Participant's employment agreement with the Company provides for cash bonus compensation, amounts paid to the Eligible Participant pursuant to the Bonus Plan are deemed to have been paid under that agreement, so that cash bonus awards will not be duplicated.


            PROPOSAL TO APPROVE CERTAIN PROVISIONS OF
           MR. KARMAZIN'S AMENDED EMPLOYMENT AGREEMENT

          The Board of Directors recommends approval of the material terms of certain amendments to Mr. Karmazin's employment agreement
with  the Company,  as  follows.   The amendments, which were adopted by
the Board of Directors and executed by the Company and Mr. Karmazin as of March 30, 1994, subject to stockholder approval of the material terms thereof, are designed to preserve the Company's ability to provide and to deduct for Federal income tax purposes the types of cash and equity-based performance incentive compensation opportunities that
Mr. Karmazin has enjoyed since his employment   agreement  was  entered
into  in  1990.    Mr. Karmazin, who  prior to March 30,  1994 had the
right under his employment agreement to receive specified levels of cash and equity-based incentive compensation upon the Company's attainment of targeted levels of earnings before interest, taxes, depreciation and amortization ("EBITDA") set by agreement of Mr. Karmazin and the
Board.   Under the  amended agreement, the EBITDA  target levels will instead  be established by the  Compensation Committee, and the
Company will not be obligated to pay Mr. Karmazin the incentive compensation specified in the agreement unless the Company's stock-holders approve the amended arrangements by adopting this proposal.
Mr.  Karmazin  voluntarily   relinquished  his pre-existing rights under
the agreement, agreeing with the Board that the interests of the Company and its stockholders would best be served by preserving the Company's ability to deduct the incentive compensation payable pursuant to his employment agreement.

          The amended cash and equity-based incentive provisions of Mr.
Karmazin's employment agreement are  described below.   Approval  by
stockholders of the terms described below is one of several requirements that must be met under Section 162(m) if incentive compensation payable pursuant to the amended provisions is to qualify for the performance-based compensation exception to the limitation on the Company's ability to deduct compensation in excess of $1 million paid to Mr. Karmazin in taxable years beginning on or after
January 1, 1994.   If the foregoing proposal  is not approved, Mr.
Karmazin will have no right to receive the incentive compensation provided for by the amended employment agreement and the incentive compensation provisions of Mr. Karmazin's contract would be renegotiated.

          The  incentive  compensation  provisions  of   Mr. Karmazin's
amended employment agreement are described below (see also "New Plan Benefits," below). Other provisions of Mr. Karmazin's employment agreement are described above (see "Executive Compensation -- Employment Agreements").

          The affirmative vote of a majority of the holders of all shares of all classes of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the foregoing proposal. Spaces are provided on the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal. Abstentions from voting on this proposal will have the effect of votes against this
proposal.   Broker non-votes will have no effect on the outcome.


The   Board  of  Directors  recommends  a  vote  "FOR"  this proposal.

Incentive Compensation Provisions of
Amended Employment Agreement
___________________________________

          Mr. Karmazin's employment agreement, as amended, requires the payment of cash and equity-based incentive compensation upon the Company's attainment of annual EBITDA targets set in advance by the Compensation Committee.

          Cash Incentive Compensation

          If the Company achieves its EBITDA target, as set by the Compensation Committee, for 1994 or any subsequent fiscal year of the Company, Mr. Karmazin will be entitled to receive cash incentive compensation in the form of a $500,000 bonus, which will be payable no  later than the thirtieth day following  the Company's filing
of  its report on Form 10-K  with the SEC for  the applicable year.   If
Mr. Karmazin's employment terminates prior to the end  of a fiscal year, a prorated portion of such incentive compensation will be payable if the EBITDA target, as prorated to reflect the shorter period, was
met.   The prorated award would be payable  no later than  the sixtieth day following the end of the last month taken into account in determining whether the prorated EBITDA target was met.

          Any cash bonus paid to Mr. Karmazin pursuant to the Bonus Plan for the applicable fiscal year will be deemed to have been paid pursuant to his employment agreement, and such bonus will also be taken into account in determining Mr. Karmazin's award limit under the Bonus Plan.

          The amended employment agreement, like Mr. Karmazin's employment agreement as in effect prior to March 30, 1994, includes a provision for special cash incentive compensation awards in the event the Compensation Committee fails for any reason to award the equity-based incentive compensation described below. In such event, if the Company has attained the EBITDA target established by the Compensation Committee for the applicable period, Mr. Karmazin will be entitled to receive a cash award equal to the sum of (a) 25% of the fair market value of the number of Class B Shares as to which Mr. Karmazin was entitled to receive an award of options and (b) 125% of
the fair market  value   of  the  number of Class B Shares  as  to
which Mr. Karmazin  was entitled to  receive an award  of deferred
shares.   The fair market value  of a share of Common Stock will, for such purpose, be the closing price (as reported on the NASDAQ National Market System) of a Class A Share on the date as of which the relevant determination is made or, if no price is so reported, the value of a Class A Share on such date as determined in good faith by the Compensation Committee ("Fair Market Value").

          Equity-Based Incentive Compensation

          The amended employment agreement provides that, if the Company attains the EBITDA target set by the Compensation Committee for a fiscal year, Mr. Karmazin will be entitled to receive an option to acquire 112,500 Class B Shares (the option may be for Class A Shares to the extent options for Class B Shares are not available for issuance under the Company's stock option plan at the time of the award). The per-share exercise price of such option will be 85% of the Fair Market Value of a Class B

Share as of the last day of the period for which the award is made, and the option will be immediately exercisable and will expire ten years after the date of grant. The number of options, fair market value percentage and exercisability provisions of the amended employment agreement are identical to those of the agreement as in effect prior to March 30, 1994. If Mr. Karmazin's employment terminates prior to the end of a fiscal year, he will be entitled to a prorated award if the EBITDA target, as prorated, was met.

          EBITDA Target Awards granted to Mr. Karmazin under the Option Plan (See "Proposal to Approve Amendments to Option Plan --
Amendments Relating to Section 162(m)", above) will be deemed to have been awarded to him pursuant to the amended employment agreement and will also count toward Mr. Karmazin's Option Plan award limits.

          If the applicable EBITDA Target is exceeded, Mr. Karmazin will be entitled to receive a number of Class B Deferred Shares (as defined below) (Class A Deferred Shares may be awarded to the extent Class B Deferred Shares are not available for award under the Company's Deferred Share Plan) determined by (a) multiplying each Increment, as defined below, by the applicable Applied Percentage, and (b) dividing the sum of the resulting products by an amount equal to 85% of the Fair Market Value of a Class B Share as of the last day of the period for which the award is made. "Deferred Shares" are Class A Shares or Class B Shares that are issuable upon the occurrence of a
"Trigger Event" specified   in  the  Company's   Deferred  Share  Plan
and the recipient's payment of the par value of each Deferred Share. Upon delivery, a recipient of Deferred Shares is also entitled to receive with respect to each Deferred Share an amount equal to all dividends or other distributions made in respect of a share of Common Stock since the date on which the Deferred Shares were granted.

                                         Maximum    Maximum
    Amount by Which Actual     Applied   Increment  Aggregate
       EBITDA Exceeds the    Percentage    Cash      Cash
 EBITDA Target ("Increment")               Value     Value
 ___________________________ ___________ __________ __________

             0  - $1,000,000      3%       $30,000   $  30,000
    $1,000,001  -  2,000,000      4%        40,000      70,000
     2,000,001  -  3,000,000      5%        50,000     120,000
     3,000,001  -  4,000,000      5%        50,000     170,000
     4,000,001  -  5,000,000      5%        50,000     220,000
     5,000,000  -  or more        5%


          The increment and cash value amounts specified in the employment agreement, as amended, are identical to those specified in the agreement as in effect prior to March 30, 1994. Deferred Shares and options awarded pursuant to the employment agreement for a fiscal year of the Employer will be awarded no later than the thirtieth day following the Company's filing of its report on Form 10-K with the SEC
for such  year.   All Deferred Shares  awarded to  Mr. Karmazin pursuant
to the amended employment agreement will be fully vested at the date of grant.


                      NEW PLAN BENEFITS

          Awards under the Option Plan and Bonus Plan are made at the discretion of the Compensation Committee, which has discretion to award less than the maximum amount permitted under the plans. Accordingly, the benefits and amounts that will be received by or allocated to each of the following under the Option Plan, as amended, and the Bonus Plan are not determinable. All awards under the Option plan and the Bonus Plan are granted in consideration of services
performed for the Company.   Awards granted to  Mr. Karmazin pursuant
to the amended provisions of his employment agreement will be counted against his applicable award limits under the Option Plan and Bonus Plan.

The following table, which is required to be presented under rules of the Securities and Exchange Commission, identifies, for illustrative purposes, the cash bonus and option awards received by each of the following pursuant to the Option Plan or the cash bonus incentive compensation provisions of an applicable employment agreement in 1993.

                                        Option Plan            Bonus Plan
Name and Position                     Number of Units       Dollar Value ($)
_______________________________      __________________     _________________

Mel Karmazin, President, Chief           112,500 (1), (2)        269,000 (3)
  Executive Officer, and Director

Michael A. Wiener, Chairman of              0                       0
  the Board and Secretary

Gerald Carrus, Co-Chairman of               0                       0
  the Board and Treasurer

Farid Suleman, Vice President-           161,250 (4)                0
  Finance, Chief Financial Officer
  and Director

Executive Group                          273,750                 269,000

Non-Executive Director Group              45,000 (5)                0

Non-Executive Officer Employee           757,500                    0
  Group


Notes to New Plan Benefits Table
________________________________

(1) Represents option awarded on April 30, 1993, in accordance with Mr. Karmazin's employment agreement upon the Company's attainment of its 1992 EBITDA target. Such option, for the purchase of 112,500 Class B Shares at a per share exercise price of $9.26 (85% of the closing price of a Class A Share on December 31, 1992), was exercisable immediately upon grant and will remain exercisable for ten years from the date of grant.

(2)  The  closing  market  price  of  a  Class A  Share  on April 30,
     1993,  as reported  on  the  NASDAQ National Market System, was $14.44.

(3)  Represents cash bonus incentive compensation award paid in 1993
     pursuant to Mr. Karmazin's employment agreement (as   in  effect  on
     such date) upon the Company's attainment of its 1993 EBITDA performance goal. This amount was included in the special bonus paid to Mr. Karmazin in December 1993 in recognition of the Company's performance in 1993 (see "Executive Compensation -- Summary Compensation Table" and "Executive Compensation -- Report of the Board of Directors on Executive Compensation," above).

(4) Represents aggregate number of options for the purchase of Class A Shares, exercisable at a price of $7.78 per share with respect to 67,500 of such shares and $8.78 per share with respect to 56,250 of such shares, and $26.00 per share with respect to 37,500 of such shares, granted in 1993. Each exercise price is equal to the closing price of a Class A Share on the date of grant or on the date on which such grant was recommended to the Compensation Committee, as the case may be. Such options become exercisable over a four-year period of service beginning on June 30, 1993 with respect to 67,500 of such shares, a five-year period of service beginning on September 15, 1992 with respect to 56,250 of such shares, and a five-year period of service beginning on September 21, 1993 with respect to 37,500 of such shares.

(5)  Represents aggregate number of options for the purchase of Class A
     Shares awarded to Messrs. Batkin and Simpson in 1993, with a per share exercise price of $8.78 (the closing price of a Class A Share on September 15, 1992, the date on which such grants were recommended to the

                                  29




     Compensation Committee). Such options become exercisable over a five-year period of service beginning on September 15, 1992.


          The Board may amend, terminate, alter, suspend or modify the Option Plan, except that the approval of the holders of the outstanding shares of Common Stock, in the manner required by Rule 16b-3, is necessary to materially increase the total number of shares that may be issued or transferred under the Option Plan, to reduce the minimum purchase price for the shares subject to options, to extend the maximum period during which options may be exercised, to
materially   increase   the   benefits   accruing   to   the
participants under the Option Plan, to modify materially the requirements as to eligibility for participation in the Option Plan or to extend the period during which options may be granted under the Option Plan. The Board may terminate, alter, suspend, modify or amend the Bonus Plan. Mr. Karmazin's employment agreement may be changed, modified or amended with the affirmative vote of a majority of the Board (including for this purpose at least two-thirds of the members of the Board) and the written consent of Mr. Karmazin and the Company.

               STOCKHOLDER PROPOSALS FOR 1995

           Under the rules of the Commission, any stockholder proposal intended for inclusion in the proxy material for the annual meeting of stockholders to be held in 1995 must be received by the Company by January 3, 1995 to be eligible for inclusion in such proxy material.
Proposals should be addressed to   Michael  A.   Wiener,  Secretary,
Infinity Broadcasting Corporation, 600 Madison Avenue, New York, N.Y.
10022.   Proposals must comply with  the proxy rules  of the Commission relating to stockholder proposals in order to be included in the proxy materials.

                          GENERAL

          The Company's Annual Report on Form 10-K for the year ended December 31, 1993, including consolidated financial statements and other information (the "1993 Annual Report"), accompanies this Proxy Statement but does not form a part of the proxy soliciting material. A complete list of the stockholders of record entitled to vote at the Annual Meeting will be open and available for examination by any stockholder, for any purpose germane to the meeting, between 9:00 A.M. and 5:00 P.M. at the Company's offices at 600 Madison Avenue, New York, New York from May 27, 1994 to the date of the meeting.

          Although the 1993 Annual Report is being provided to stockholders, in accordance with applicable rules of the Commission, the Company notes the following:

      The Company will provide each of its stockholders, without charge, upon the written request of any such person, a copy of the 1993 Annual Report, required to be filed with the Commission pursuant to Rule 13a-1 under the Exchange Act for the Company's most recent fiscal year. Exhibits to the 1993 Annual Report will not be supplied unless specifically requested, for which there may be a reasonable charge. Those stockholders wishing to obtain a copy of the 1993 Annual Report should submit a written request to:
      Michael A. Wiener, Secretary, Infinity Broadcasting Corporation, 600 Madison Avenue, New York, New York 10022.

          In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by directors and by officers and other regular employees of the Company. All expenses in connection with the preparation of proxy material and the solicitation of proxies will be borne by the Company.


                                By Order of the Board of Directors






                                __________________________________________
May 2, 1994                     Michael A. Wiener
                                Chairman of the Board and Secretary

                                                            Exhibit A
                     AMENDMENTS TO THE
             INFINITY BROADCASTING CORPORATION
                     STOCK OPTION PLAN
             _________________________________


          The following amendments to the Infinity Broadcasting
Corporation Stock Option Plan (the "Plan"), as amended and restated as of August 16, 1993, and amended as of November 19, 1993, will become effective upon approval by the stockholders of the Company:

          1. Subsection 2(a) of the Plan ("Shares") is amended so that the first clause of the first sentence thereof reads as follows:

          "Subject to adjustment as provided in Section 9 and to the last sentence of this subsection,";

and is further amended by adding a new final sentence thereto, reading as follows:

          "Subject to adjustment as provided in Section 9, the aggregate number of Class A shares set forth in the first sentence of this subsection is hereby increased by 2,000,000, and the aggregate number of Class B Shares set forth in such sentence is hereby increased by 600,000."

          2. Section 5 of the Plan ("Granting of Options") is amended to read in its entirety as follows:

                "(a) Eligibility, Grant of Options and Selection of Optionees.
                ______________________________________________________________
          The Administrator shall have authority,  within ten
          years after September 10, 1990,  to grant  to such key
          employees (including officers and directors who are
          employees) and non-employee directors of the Company and
          its present and future subsidiaries  as may be selected  by
          it ("Optionees"), options  to purchase  Shares.   All
          options granted hereunder shall be granted on the terms and
          conditions hereinafter  set forth.   In selecting Optionees,
          and in determining the number of Shares to be covered by each option, the Administrator may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contributions to the growth and success of the Company, the Optionee's potential or any other performance factors which it may consider relevant. Appropriate officers of the Company are hereby authorized to execute and deliver option agreements in the name of the Company, in the form and as directed from time to time by the Administrator.

               "(b) Annual Maximum Number of Shares Subject to Award.
               ______________________________________________________
          The following provisions shall apply to option  awards
          made in fiscal years of the Company beginning on  or after
          January 1,  1994 (each,  a "Plan Year").   In the first Plan
          Year in which an award is made to an Optionee, the Administrator may grant such Optionee Options for the
          purchase of up to  200,000 Shares.   The maximum number  of
          Shares as to which Options may be awarded to such Optionee in each succeeding Plan Year shall be (x) 200,000 plus (y) the excess, if any, of (1) the maximum award that could have been made to such Optionee in the most recent Plan Year in which such Optionee received an award hereunder over (2) the total number of Shares as to which options were awarded to such Optionee in such most recent Plan Year (including awards, if any, made under subsection 5(c)) (such excess being referred to as the "Additional

          Amount"). In no event  shall any Optionee's Additional
          Amount exceed 300,000 Shares for any Plan Year.

               "(c) Certain Awards.  The Administrator shall
               ___________________
          have the authority, prior to the beginning of each Plan Year (or at such later time as may be permitted under
          Section 162(m) of the Code (as defined below)), to establish in writing an EBITDA target (the "EBITDA Target") for such Plan Year and to make an award of options for the purchase of up to 112,500 Shares to any Eligible Optionee upon the Company's attainment of such EBITDA Target (or the attainment of a prorated portion of such target, as determined by the Administrator in the case of an award in respect of a period shorter than a Plan Year). The maximum number of Shares as to which options may be awarded pursuant to this subsection 5(c) shall be prorated in the event of an award in respect of a period shorter than a Plan Year. The per Share exercise price of any option awarded pursuant to this subsection 5(c) shall be 85% of the Fair Market Value of a Share as of the last day of the period for which the award is made. Any option granted pursuant to this Section 5(c) shall be immediately exercisable and shall expire ten years after the date
          of grant.   For the purposes of  the Plan:   the term
          "EBITDA" means earnings of the Company and its consolidated subsidiaries before interest, taxes, depreciation and amortization, as reported in the Company's report on Form 10-K for the Plan Year or, if for a portion of a Plan Year, as approved by the Board based on the Company's books and records; the term "Eligible Optionee" means the Company's Chief Executive Officer and any other senior executive officer of the Company designated as an Eligible Optionee by the Board prior to the commencement of the applicable Plan Year (or, if later, prior to the commencement of such individual's service as a senior executive officer or such other time as may be specified under Section 162(m) of the Code (as defined below)); and the term "Fair Market Value" means, with respect to any Share, the closing price of a Class A Share (as reported on the NASDAQ National Market System) on the date as of which the determination is made, in the event no price is so reported, the fair market value of a Class A Share on such date, as determined in good faith by the Administrator.


               "(d) Time of  Granting Option.   Nothing contained in
               ______________________________
          the Plan or any resolutions adopted or to be adopted by the Board or the stockholders of the Company shall
          constitute the granting of any option hereunder.   Options
          shall be granted only by action of or pursuant to the authority of the Administrator; provided, however, that no participant shall have any rights with respect to such grant unless and until he or she shall have executed and delivered an option agreement in form and substance satisfactory to the Administrator."

          3.   Subsection 10(b)  of the  Plan ("No  Right to
Employment") is amended by the addition of the following clause at the end of the final sentence thereof:

          ";  provided that awards  made pursuant to subsection 5(c)
              ________
          hereof shall be deemed for purposes of an applicable employment agreement to have been made pursuant thereto to the extent such agreement provides for such awards."

             INFINITY BROADCASTING CORPORATION
                     STOCK OPTION PLAN
      (formerly the Infinity Broadcasting Corporation
             Key Employee Stock Option Plan)
      _______________________________________________


          1.   Purpose.
               _______

          This plan, which was formerly known as the Infinity Broadcasting Corporation Key Employee Stock Option Plan and shall be known as the Infinity Broadcasting Corporation Stock Option Plan (the "Plan"), is intended to promote the interests of Infinity Broadcasting Corporation (the "Company") and its stockholders by encouraging long-term growth of the Company's earnings by offering to those key employees and non-employee directors of the Company and its subsidiaries who have been or will be largely responsible for such growth the opportunity to acquire equity interests or increase their equity interests in the Company, thereby aligning their interests more closely with the interests of stockholders, and by encouraging key employees and non-employee directors to remain in the service of the Company and its subsidiaries and providing a basis for attracting able employees and non-employee directors in the future.

          2.   Shares Subject to the Plan.
               __________________________

          (a)  Shares.  Subject to adjustment as provided in
               ______
Section 9, the aggregate number of shares of the Class A Common Stock of the Company ("Class A Shares") to be delivered upon exercise of all options granted under the Plan shall be 1,776,233, and the aggregate number of shares of the Class B Common Stock of the Company ("Class B Shares" and, together with Class A Shares, "Shares") to be delivered upon exercise of all options granted under the Plan shall be 125,000. Such Shares may be authorized but unissued Shares or treasury Shares.
In the event the number of Shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever, or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of Shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan. All Shares issued pursuant to the exercise of options granted under the Plan shall be fully paid and non-assessable.

          (b)  Right of First Refusal.  All Shares issued
               ______________________
pursuant to the exercise of options granted under the Plan shall be subject to a right of first refusal by the Company at a value determined in good faith by the Board of Directors of the Company (the "Board") in its sole discretion, which value shall in no case be less than the par value of such Shares, unless at such time the Company shall be sub- ject to the informational requirements of the Securities Exchange Act of
1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission. A holder of Shares who receives a bona fide offer shall, within 30 days thereof, notify the Company of such offer and the proposed date of sale. The Company shall exercise its right of first refusal by (i) notifying the holder of such Shares, within 30 days of its
            _
receipt of such notice, of its intention to purchase all, but not less than all, of the Shares subject to the bona fide offer and (ii) tendering
                                                            __
full payment for such Shares. Once the Company has tendered payment with respect to any such Shares, the Optionee's sole right with respect to such Shares shall be the right to the payment so tendered. The
Board's determination of the amount to be paid to the Optionee shall be binding.

          (c)  Right to Repurchase Shares.  All Shares
               __________________________
issued pursuant to this Plan shall be subject to the right of the Company to repurchase such Shares at a value determined in good faith by the Board in its sole discretion, upon the termination of employment (including the termination of all service as a director of the
Company, its parents and subsidiaries, in the case of an Optionee who is a director of any such entity but is not an employee of any such entity) of the Optionee with respect to whom such Shares were issued unless, at the time of such termination of employment, the Company shall be subject to the informational requirements of the Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. The Company shall exercise such right by (i) notifying the Optionee within thirty days of the date of
          _
his termination of its intention to repurchase all, but not less than all, of its Shares issued to such Optionee pursuant to the Plan and (ii)
                                                                     __
tendering full payment for the Shares. Once the Company has tendered payment with respect to any such Shares, an Optionee's sole right with respect to such Shares shall be the right to the payment so tendered. The Board's determination of the amount to be paid to the Optionee shall be binding. The Company is not, however, obligated to purchase any Shares under the Plan.

          3.   Effective Date, Amendments.
               __________________________

          (a) The Plan was adopted on October 27, 1988 and became effective ("Effective Date") on October 27, 1988, upon approval by the holders of a majority of all the outstanding Shares of voting stock of the Company entitled to vote thereon.

          (b)  Amendment Date.  The Plan was amended on September 10, 1990,
               ______________
effective as of the same date (the "Amendment Date"), upon approval of the holders of a majority of all of the outstanding Shares of voting stock of the Company entitled to vote thereon. The Plan was amended and restated effective February 4, 1992, upon the approval of the holders of a majority of all outstanding shares of voting stock of the Company entitled to vote thereon, and was further amended effective as of August 18, 1992, upon the approval of the Company's stockholders in accordance with Rule 16b-3 under the Exchange Act.

          (c) The Plan was amended, restated and renamed, effective as of July 26, 1993, the date on which the Company's stockholders approved the amendments to Sections 1, 5 and 7 reflected herein in accordance with Rule 16b-3 under the Exchange Act, except that the amendments reflected here-in to Section 4 of the Plan became effective as of February 4, 1992. (d) The Plan was further amended, effective as of August 16, 1993, to reflect the Company's three-for-two stock split in the form of a 50% stock dividend.

          4.   Administration.
               ______________

          (a)  The Administrator.  The term "Administrator" as used herein
               _________________
shall mean a committee appointed by the Board and consisting of two or more members of the Board, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

          (b)  Authority.  Subject to the provisions of the Plan, the
               _________
Administrator shall interpret the Plan and the options granted under the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option, in the manner and to the extent the Administrator deems desirable to carry the Plan or option into effect. The

Administrator may, with the consent of the person or persons entitled to exercise any outstanding option, amend such option consistent with the provisions of the Plan. In granting options pursuant to Section 5 hereof to persons other than the Chief Executive Officer of the Company (the "CEO"), the Administrator may consider recommendations by the CEO in addition to the other factors set forth in Section 5.

          (c)  Procedure.  All determinations of the Administrator shall
               _________
be made by not less than a majority of its members at a meeting at which a quorum is present. A majority of the entire Administrator shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Administrator may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Administrator and filed with the minutes of proceedings of the Administrator. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omission with respect to his services. Without limiting the generality of the foregoing, no member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or to any option granted thereunder.

          5.   Granting of Options.
               ___________________

          (a)  Eligibility, Grant of Options and Selection of Optionees.
               ________________________________________________________
The Administrator shall have authority within ten years of the Effective Date of the Plan, to grant to such key employees (including officers and directors who are employees) and non-employee directors of the Company and its present and future subsidiaries as may be selected by it ("Optionees"), options to purchase Shares. The Administrator shall have the further authority within ten years after the Amendment Date to grant to Optionees options to purchase Shares. All options granted hereunder shall be granted on the terms and conditions hereinafter set forth. In selecting Optionees, and in determining the number of Shares to be covered by each option, the Administrator may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contributions to the growth and success of the Company, the Optionee's potential or any other performance factors which it may consider relevant. Appropriate officers of the Company are hereby authorized to execute and deliver option agreements in the name of the Company, in the form and as directed from time to time by the Administrator.

          (b)  Time of Granting Option.  Nothing contained in the Plan or
               _______________________
any resolutions adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any option hereunder. Options shall be granted only by action of or pursuant to the authority of the Administrator; provided, however, that no participant shall have any rights with respect to such grant unless and until he or she shall have executed and delivered an option agreement in form and substance satisfactory to the Administrator.

          6.   Option Price.
               ____________

          Minimum Option Price.  The option price per Share of the Common
          ____________________
Stock underlying each option shall be fixed by the Administrator.

          7.   Terms and Conditions of Options.
               _______________________________

          Options granted under the Plan shall be in such form as the Administrator may from time to time approve, subject to the following terms and conditions, and may contain such additional terms and conditions (which terms and conditions need not be the same in each case), including restrictions against competition by the Optionee, not inconsistent with the Plan, as the Administrator shall deem desirable:

          (a)  Option Period and Conditions and Limitations on Exercise.
               ________________________________________________________
The options shall be exercisable in full or in installments at such time or times as the Administrator, in its sole discretion, may determine. The right to purchase shall be cumulative so that if the full number of the Shares purchasable in any period shall not be purchased, the balance may be purchased at any time from time to time thereafter prior to the expiration of the option term as established by the Administrator. No stock option shall be exercisable with respect to any of the Shares subject to the option later than ten years from the date of grant. The date on which an option ultimately becomes unexercisable is hereinafter referred to as the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each option shall be exercisable at such time or times and subject to such conditions as are set forth in the option.

          (b)  Termination of Employment, Disability and Death.
               ________________________________________________
For purposes of the Plan and each option granted under the Plan, an Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever employed by the Company or any parent or subsidiary of the Company (or, in the case of a non-employee director, at the close of business on the day preceding the first date on which he no longer serves as a director of the Company or of any of its parents or subsidiaries). Unless otherwise provided in an applicable option agreement, if an Optionee's employment is terminated for any reason whatsoever the right to exercise said option shall terminate:

          (1) At the expiration of thirty days after the Optionee's employment is terminated;

          (2) At the expiration of three months after the Optionee ceases to receive wages through the Company's or a subsidiary's payroll because of disability, within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). The determina-tion of the Administrator on any question involving disability shall be conclusive and binding; or

          (3) At the expiration of three months after the Optionee's death if the Optionee's employment is terminated by reason of death or if the Optionee had a right to exercise an option on the date of death pursuant to Section 7(b)(1) or (2); and prior to such date such option may be exercised by the estate or by the person or persons who acquire the right to exercise such option by bequest or inheritance with respect to any or all of the Shares remaining subject to such option at the time of the Optionee's death.

          An option exercised after cessation of employment by an Optionee for any reason may, subject to adjustment as provided in
Section 9, be exercised only with respect to the number of Shares which the Optionee could have acquired by an exercise of the option immediately prior to the cessation of such employment. In no event may an option be exercised after its Option Expiration Date. The Administrator may adopt, amend or rescind from time to time such provisions as it deems appropriate with respect to the effect of leaves of absence approved by any duly authorized officer of the Company or any subsidiary with respect to any Optionee.

          (c)  Options Not Transferable.  An option shall not be transferable
               ________________________
otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act of 1974, as amended (or the rules thereunder), and during the lifetime of the Optionee shall be exercisable only by the Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option other than as permitted in the preceding sentence, shall give no right to the purported transferee.

          (d)  Legal Limitations.  Notwithstanding any provision of
               _________________
the Plan or the terms of any option issued pursuant to the Plan, the Company shall not be required to issue any Shares hereunder if such issuance would, in the judgment of the Administrator, constitute a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange.

          8.   Exercise and Payment.
               ____________________
          (a)  Exercise.  In order to exercise an option under the Plan,
               ________
the person or persons entitled to exercise it shall deliver to the Company written notice of the number of full Shares with respect to which such option is to be exercised accompanied by payment in full for the Shares being purchased plus, in the case of a nonqualified option, any required withholding tax. No fractional Shares will be issued. The payment of the option exercise price shall be in cash. The withholding tax shall be paid in cash or through a payroll deduction no later than the next payroll cycle.

          (b)  Award of Cash or Shares in Lieu of Exercise.
               ___________________________________________
An Option Agreement may provide that, in lieu of accepting payment of the option price and delivering any or all Shares as to which an option has been exercised, the Administrator, in its sole discretion, may elect to pay the holder of such option an amount in cash or Shares, or a combination of cash and Shares, equal to the amount by which the fair market value on the date of exercise of the Shares as to which such option has been exercised exceeds the purchase price that would otherwise be payable by the holder of such option to acquire such Shares.

          (c)  Rights as a Stockholder.  The person or persons entitled
               _______________________
to exercise, or who have exercised, an option shall not be entitled to any rights as a stockholder of the

Company with respect to any Shares subject to the option until such person or persons shall have become the holder of record of such Shares.

          9.   Adjustment of Shares.
               ____________________

          (a) In the event that any time after the Effective Date of the Plan the outstanding Shares are changed into or exchanged for a different number or kind of Shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of Shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of Shares subject to outstanding options, or portions thereof then unexercised, and the number of Shares subject to the Plan, to the end that after such event the Shares subject to the Plan and the Optionee's right to a proportionate interest in the Company shall be maintained as before the occurrence of such event. Such adjustment in an outstanding option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the total price resulting from rounding-off Share quantities or prices) and with any necessary corresponding adjustment in option price per Share. Any such adjustment made by the Administrator shall be final and binding upon all Optionees, the Company and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. The Administrator, in its sole discretion, may at any time make or provide for such adjustments to the Plan or any option granted thereunder as it shall deem appropriate to prevent the reduction or enlargement of rights, including adjustments in the event of changes in the outstanding Class A Common Stock or Class B Common Stock by reason of mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like in which the Company is not the sole surviving successor to the assets or business of the Company immediately prior thereto. In the event of any offer to holders of Class A Common Stock or Class B Common Stock generally relating to the acquisition of their shares, the Administrator may make such adjustments as it deems equitable in respect of outstanding options. Any such determination of the Administrator pursuant to this Section shall be conclusive.

          (b) In the event of a merger or consolidation of the Company or the acquisition of all or substantially all of the outstanding common stock of the Company resulting in the exchange or payment of other consideration for Shares, each option authorized or awarded under this Plan shall be deemed to represent the right to receive, upon fulfillment of the terms and conditions of this Plan and an applicable award agreement, the consideration the holder or recipient of such option would have received had the option been an outstanding Share immediately prior to the consummation of such transaction.

          10.  Limitations.
               ___________

          (a)  Authority Limited to Administrator.  No person shall at
               __________________________________
any time have any right to receive an option hereunder and no person shall have authority to enter into an agreement for the granting of an option or to make any representation or warranty with respect thereto, except as granted by the Administrator, as provided in the Plan. Optionees shall have no rights in respect to their options except as set forth in the Plan.

          (b)  No Right to Employment.  Neither the action of the
               ______________________
Company in establishing the Plan, nor the action taken by it or by the Administrator under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any subsidiary or as giving to any person the right to be retained as a director of the Company or any subsidiary. No provision of the Plan will supersede any terms of any employment agreements that an Optionee may have with the Company.

          11.  Amendments and Termination.
               __________________________

          The Board may terminate, alter, suspend, modify or amend the
Plan in such respects as it shall deem advisable. Except as otherwise provided in Section 9, no action of the Board may, without the approval of security holders in the manner required by subsection (b) of Rule
16b-3, (i) increase materially the aggregate number of Shares as
        _
to which options may be granted or which may be issued under the Plan,
(ii) reduce the minimum option price, (iii) extend the period within
 __                                    ___
which options may be exercised, (iv) extend the period during which
                                 __
options may be granted, (v) increase materially the benefits accruing to
                         _
participants under the Plan, or (vi) modify materially the requirements as to
                                 __
eligibility for participation in the Plan. No termination, alteration, suspension, modification or amendment of the Plan may, without the consent of the Optionee to whom any option shall theretofore have been granted, adversely affect the rights of such Optionee under any such option then outstanding.

          12.  Use of Certain Terms.
               ____________________

          The terms "parent" and "subsidiary" shall have the meanings ascribed to them in Section 424 of the Code and unless the context otherwise requires, the other terms used in the Plan which correspond to like terms defined in Sections 421 through 424, inclusive, of the Code and regulations and revenue rulings applicable thereto, shall have the meanings attributed to them therein.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this restated plan document as of the 16th day of August, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Farid Suleman
                            ______________________________

                                                           CONFORMED COPY


                            AMENDMENT TO THE
                    INFINITY BROADCASTING CORPORATION
                            STOCK OPTION PLAN
                    _________________________________


          The Infinity Broadcasting Corporation Stock Option Plan (the

"Plan"), as amended and restated as of August 16, 1993, is hereby further amended as follows to reflect the Company's three-for-two stock split in the form of a stock dividend, effective as of November 19,

1993:

          Section 2(a) of the Plan ("Shares") is amended so that the first sentence thereof reads in its entirety as follows:

          "Subject to adjustment as provided in Section 9, the aggregate number of shares of the Class A Common Stock of the Company ("Class A Shares") to be delivered upon exercise of all options granted under the Plan shall be 2,664,350 and the aggregate number of shares of the Class B Common Stock of the Company ("Class B Shares" and, together with Class A Shares, "Shares") to be delivered upon exercise of all options granted under the Plan shall be 187,500."

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment instrument as of the 19th day of

November, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By /s/ Farid Suleman
                           _______________________________
                         Title  Vice President-Finance and
                                  Chief Financial Officer

                                                           CONFORMED COPY


                            AMENDMENT TO THE
                    INFINITY BROADCASTING CORPORATION
                            STOCK OPTION PLAN
                    _________________________________


          The Infinity Broadcasting Corporation Stock Option Plan (the

"Plan"), as amended and restated as of August 16, 1993, and amended as of November 19, 1993, is further amended as follows, effective as of the date on which the following amendment to Section 2 of the Plan, and the material terms of the following amendment to Section 5 of the Plan, are approved by the Company's stockholders in accordance with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as

amended, respectively:

          1. Subsection 2(a) of the Plan ("Shares") is amended so that the first clause of the first sentence thereof reads as follows:

          "Subject to adjustment as provided in Section 9 and to the last sentence of this subsection,";

and is further amended by adding a new final sentence thereto, reading as follows:

          "Subject to adjustment as provided in Section 9, the aggregate number of Class A shares set forth in the first sentence of this subsection is hereby increased by 2,000,000, and the aggregate number of Class B Shares set forth in such sentence is hereby increased by 600,000."

          2. Section 3 of the Plan ("Effective Date; Amendments") is awarded to read in its entirety as follows:

          "The Plan was adopted in October 27, 1988 and became effective on that date upon approval by the holders of a majority of all outstanding Shares of voting stock of the Company entitled to vote thereon. The Plan was thereafter amended effective as of September 10, 1990, February 4, 1992, August 18, 1992, July 26, 1993, August 15, 1993 and November 19, 1993. The Plan is hereby amended, effective as of [June 13, 1994]."

          3. Section 4 of the Plan ("Administration") is amended, for purposes of clarity, so that the final sentence of subsection "(c)" thereof reads as follows:

          "Without limiting the generality of the foregoing or the scope of any applicable provision of the Company's Charter or By-Laws or any indemnification agreement, no member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder."

          4. Section 5 of the Plan ("Granting of Options") is amended to read in its entirety as follows:


               "(a) Eligibility, Grant of Options and Selection of
                    ______________________________________________
          Optionees.  The Administrator shall have authority, within ten
          _________
          years after September 10, 1990, to grant to such key employees (including officers and directors who are employees) and non-employee directors of the Company and its present and future subsidiaries as may be selected by it ("Optionees"), options to purchase Shares. All options granted hereunder shall be granted on the terms and conditions hereinafter set forth. In selecting Optionees, and in determining the number of Shares to be covered by each option, the Administrator may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contributions to the growth and success of the Company, the Optionee's potential or any other performance factors which it may consider relevant. Appropriate officers of the Company are hereby authorized to execute and de-liver option agreements in the name of the Company, in the form and as directed from time to time by the Administrator.

               "(b) Annual Maximum Number of Shares Subject to Award.
                    ________________________________________________
          The following provisions shall apply to option awards made in fiscal years of the Company beginning on or after January 1, 1994 (each, a "Plan Year"). In the first Plan Year in which an award is made to an Optionee, the Administrator may grant such Optionee Options for the purchase of up to 200,000 Shares. The maximum number of Shares as to which Options may be awarded to such Optionee in each succeeding Plan Year shall be (x) 200,000 plus (y) the excess, if any, of (1) the maximum
              _                _                          _
          award that could have been made to such Optionee in the most recent Plan Year in which such Optionee received an award hereunder over (2) the total number of Shares as to which
                          _
          options were awarded to such Optionee in such most recent Plan Year (including awards, if any, made under subsection 5(c)) (such excess being referred to as the "Additional Amount").
          In no event shall any Optionee's Additional Amount exceed 300,000 Shares for any Plan Year.

               "(c) Certain Awards.  The Administrator shall have the
                    ______________
          authority, prior to the beginning of each Plan Year (or at such later time as may be permitted under Section 162(m)), to establish in writing an EBITDA target (the "EBITDA Target") for such Plan Year and to make an award of options for the purchase of up to 112,500 Shares to any Eligible Optionee upon the Company's attainment of such EBITDA Target (or the attainment of a prorated portion of such target, as determined by the Administrator in the case of an award in respect of a period shorter than a Plan Year). The maximum number of Shares as to which options may be awarded pursuant to this subsection 5(c) shall be prorated in the event of an award in respect of a period shorter than a Plan Year. The per Share exercise price of any option awarded pursuant to this subsection 5(c) shall be 85% of the Fair Market Value of a Share as of the last day of the period for which the award is made. Any option granted pursuant to this Section 5(c) shall be immediately exercisable and shall expire ten years after the date of grant. For the purposes of the Plan: the term "EBITDA" means earnings of the Company and its consolidated subsidiaries before interest, taxes, depreciation and amortization, as reported in the Company's report on Form 10-K for the Plan Year or, if for a portion of a Plan Year, as approved by the Board based on the Company's books and records; the term "Eligible Optionee" means the Company's
          Chief Executive Officer and any other senior executive officer of the Company designated as an Eligible Optionee by the Board prior to the commencement of the applicable Plan Year (or, if later, prior to the commencement of such individual's service as a senior executive officer or such other time as may be specified under Section 162(m) of the Code (as defined below)); and the term "Fair Market Value" means, with respect to any Share, the closing price of a Class A Share (as reported on the NASDAQ National Market System) on the date as of which the determination is made, in the event no price is so reported, the fair market value of a Class A Share on such date, as determined in good faith by the Administrator.

               "(d) Time of Granting Option.  Nothing contained in the
                    _______________________
          Plan or any resolutions adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any option hereunder. Options shall be granted only by action of or pursuant to the authority of the Administrator; provided, however, that no participant shall have any rights with respect to such grant unless and until he or she shall have executed and delivered an option agreement in form and substance satisfactory to the Administrator."

          5. Subsection 10(b) of the Plan ("No Right to Employment") is amended by the addition of the following clause at the end of the final sentence thereof:

          "; provided that awards made pursuant to subsection 5(c)
             ________
          hereof shall be deemed for purposes of an applicable employment agreement to have been made pursuant thereto to the extent such agreement provides for such awards."

          6. The Plan is amended, for purposes of clarity, by the addition of a new section 13 thereto, reading in its entirety as follows:

          "13.  Governing Law.
                _____________

          The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of law."

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment instrument as of the 30th day of

March, 1994.

                         INFINITY BROADCASTING CORPORATION



                         By /s/ Farid Suleman
                           ________________________________
                         Title:  Vice President-Finance and
                                   Chief Financial Officer

                                                           CONFORMED COPY


                         CASH BONUS COMPENSATION
                                 PLAN OF
                    INFINITY BROADCASTING CORPORATION
                    _________________________________


          1.   Purpose.
               _______

          This plan, which shall be known as the Infinity Broadcasting Corporation Cash Bonus Compensation Plan (the "Plan") is intended to promote the interests of Infinity Broadcasting Corporation (the "Company") and its stockholders by providing incentives for senior executive officers of the Company to promote the growth of the Company's earnings. Such incentives are intended to further align the interests of such senior executive officers with the interests of the Company's shareholders. The Company intends that bonus compensation payable pursuant to this Plan shall constitute "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations from time to time promulgated thereunder ("Section 162(m)").

          2.   Eligible Employees.
               __________________

          The Company's Chief Executive Officer (the "CEO"), the Company's Chief Financial Officer (the "CFO"), and such other senior executive officers of the Company or its affiliates as may from time to time be designated as Plan participants by the Company's Board of Directors (the "Board") shall be eligible to receive cash bonus awards under this Plan. The CEO, the CFO, and each other senior executive officer designated prior to the commencement of a Plan Year (or, if later, prior to the commencement of such individual's service as a senior executive officer or such other time as shall be specified under
Section 162(m)) as a Plan participant for such Plan Year shall be an "Eligible Participant" for such Plan Year.

          3.   Plan Year.
               _________

          The Plan Year shall be the fiscal year of the Company, currently the calendar year. The 1994 calendar year shall be the first Plan Year.

          4.   Effective Date.
               ______________

          The Plan was adopted on March 30, 1994 and shall become effective upon approval of the material terms hereof by the Company's stockholders in accordance with the requirements of
Section 162(m).


          5.   Administration.
               ______________

          (a)  The Administrator.  The term "Administrator" as used
               _________________
herein shall mean a committee appointed by the Board and consisting of two or more members of the Board.

          (b)  Authority.  Subject to the provisions of the Plan, the
               _________
Administrator shall interpret the Plan and the awards granted under the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award, in the manner and to the extent the Administrator deems desirable to carry the Plan or award into effect.

          (c)  Procedure.  All determinations of the Administrator shall
               _________
be made by not less than a majority of its members at a meeting at which a quorum is present. A majority of the entire Administrator shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Administrator may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Administrator and filed with the minutes of the proceedings of the Administrator. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omission with respect to his services. Without limiting the generality of the foregoing or the scope of any applicable provision of the Company's Charter or By-Laws or any indemnification agreement, no member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any award granted thereunder.

          6.   Awards.
               ______

          (a)  Establishment of EBITDA Target
               ______________________________

          (i)  General Rule.  Prior to the beginning of each Plan Year
               ____________
(or at such other time as may be permitted under Section 162(m)), the Administrator shall establish in writing an EBITDA target (the "EBITDA Target") for such Plan Year.

          (ii)  1994 Plan Year.  On or before March 31, 1994, the
                ______________
Administrator shall establish the EBITDA Target for the Plan Year commencing January 1, 1994.

          (b)  Definition of EBITDA.  As used in the Plan, the term
               ____________________
EBITDA means earnings of the Company and its consolidated subsidiaries before interest, taxes, depreciation and amortization, as reported in the Company's report on Form 10-K for the fiscal year or, if for a portion of a Plan Year, as approved by the Company's Board of Directors based on the Company's books and records.

          (c)  Awards.  (i)  If the EBITDA Target for the Plan Year has
               ______
been attained as of the last day of the applicable Plan Year, the Administrator shall certify the attainment of such target and, following such certification, may award any Eligible Participant who was employed by the Company on the last day of the Plan Year a cash bonus. The maximum cash bonus that may be awarded to any such Eligible Participant with respect to the first Plan Year in which such participant is eligible to receive an award hereunder shall be $1,500,000. The maximum cash bonus that can be awarded to an Eligible Participant for each succeeding Plan Year shall be the sum of (x) $1,500,000 and (y) the
                                          _                  _
excess, if any, of (A) the maximum cash bonus that could have been
                    _
awarded to such Eligible Participant for the most recent Plan Year with respect to which such Eligible Participant could have received an award hereunder over (B) the cash bonus amount actually awarded to such
                _
Eligible Participant with respect to such most recent Plan Year (such excess being referred to herein as the Eligible Participant's "Ad-ditional Amount"). In no event shall any Eligible Participant's Additional Amount exceed $1,500,000 for any Plan Year.

          (ii) In the event an Eligible Participant's employment terminates prior to the last day of a Plan Year, the Administrator shall determine whether the EBITDA Target, prorated through the end of the month in which such termination takes place, has been met. If such prorated target has been met, the Administrator may, in its sole discretion, award the Eligible Participant a cash bonus with respect to such prorated portion of the Plan Year, provided that the amount of such bonus shall in no event exceed a portion, prorated through the end of the month in which such termination takes place, of the maximum bonus amount applicable to the participant for the Plan Year, determined in accordance with this subsection 6(c).

          (iii) Notwithstanding the Company's attainment of the EBITDA Target for a Plan Year, the Administrator may, in its sole discretion, award an Eligible Participant less than the maximum cash bonus and may decline to award a bonus to an Eligible Participant. In determining whether to award less than the maximum permissible bonus to an Eligible Participant, the Administrator may take into account factors such as the individual's office or position, levels of compensation paid by the Com-pany's industry peers and competitors, the individual's degree of responsibility for and contributions to the growth and success of the Company, the individual's potential, the individual's conduct, or any other performance factors it may consider relevant.

          (d)  Time of Granting Award.  Nothing contained in the Plan or
               ______________________
any resolutions adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any award hereunder. Awards shall be granted only by action of or pursuant to the authority of the Administrator.

          (e)  Payment of Awards.  If an award is to be granted
               _________________
hereunder, such award shall be declared and paid not later than the thirtieth day following the filing by the Company of its Form 10-K with the Securities and Exchange Commission for the applicable Plan Year or, if the award is for part of the year, not later than the sixtieth day following the end of the last month taken into account in determining whether the EBITDA Target has been met. In the event the Administrator does not declare an award permitted hereunder for an Eligible Participant within such period, the Administrator shall be deemed to have declined to make an award to such Eligible Participant with respect to such Plan Year.

          7.   Limitations.
               ___________

          (a)  Authority Limited to Administrator.  No person shall at
               __________________________________
any time have any right to receive an award hereunder and no person shall have authority to enter into an agreement for the granting of an award or to make any representation or warranty with respect thereto, except as granted by the Administrator, as provided in the Plan. Eligible Participants shall have no rights in respect of their awards except as set forth in the Plan.

          (b)  No Right to Employment.  Neither the action of the
               ______________________
Company in establishing the Plan, nor the actions
taken by it or by the Administrator under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any affiliate or as giving to any person the right to be retained as a director of the Company or any affiliate. No provision of the Plan will supersede any terms of any employment agreement that an Eligible Participant may have with the Company; provided that bonuses payable pursuant hereto shall be
         ________
deemed for purposes of an applicable employment agreement to have been paid pursuant thereto, to the extent such agreement provides for the payment of cash bonus compensation.

          (c)  Awards Not Transferable.  An award shall not be
               _______________________
transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process any award, other than as permitted in the preceding sentence, shall give no right to the purported transferee.

          8.   Amendments and Termination.
               __________________________

          The Board may terminate, alter, suspend, modify or amend the Plan in such respects as it shall deem advisable. No termination, alteration, suspension, modification or amendment of the Plan may, without the consent of the Eligible Participant to whom any award shall theretofore have been granted, adversely affect the rights of such Eligible Participant under any such award then outstanding.

          9.   Governing Law.
               _____________

          The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this plan document as of the 30th day of March, 1994.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Farid Suleman
                            ______________________________
                         Title:  Vice President-Finance
                                 and Chief Financial Officer

                                                           CONFORMED COPY





                          EMPLOYMENT AGREEMENT
                          ____________________



          AGREEMENT made as of September 10, 1990, between Infinity

Broadcasting Corporation, a Delaware corporation (the "Employer"), and

Mel Karmazin (the "Executive").

          The Executive and the Employer are parties to an Employment

Agreement, made as of December 30, 1985 (the "Prior Agreement"), which governs the terms and conditions of the Executive's employment as a senior executive officer of the Employer through December 31, 1995.

          The parties therefore agree, effective at and only upon the

Closing (as defined in the Stock Purchase Agreement, dated as of August

3, 1990, among the Employer, Michael A. Wiener ("Wiener"), Gerald Carrus

("Carrus"), the trusts listed on Schedule 3 thereto (the "Trusts"),

Shearson Lehman Hutton Capital Partners II L.P., Shearson Lehman Hutton

Merchant Banking Portfolio Partnership L.P., Shearson Lehman Hutton

Offshore Investment Partnership Japan L.P. and Shearson Lehman Hutton

Offshore Investment Partnership L.P. (the "Purchasers") and, as so

defined, used herein and also referred to as the "Effective Date"), as follows:

          I.  Employment.  Upon the terms and subject to the conditions
              __________

of this Agreement, Employer hereby employs the Executive and the Executive hereby accepts employment by Employer on the terms hereinafter set forth.


          II.  Term.
               ____

          A.  The term of the Executive's employment hereunder (the

"Term") shall commence on the Effective Date and continue until the fifth anniversary thereof, subject to the extension provisions of

Section 2.2 (the "Termination Date") unless terminated earlier in accordance with the provisions of Section 13.1, Section 13.2 or Section 14.1.

          B.  The Termination Date shall automatically be extended for one year as of each anniversary of the Effective Date (an "Anniversary

Date") up to and including the Anniversary Date next following the

Executive's attainment of age 61, provided that the Termination Date
                                  ________

shall not be further extended if (a) within 30 days prior to an
                                  _

Anniversary Date, the Employer, with the approval of a Majority (as defined in Section 3.2) of the Board (as defined in Section 3.1) delivers to the

Executive, or the Executive delivers to the Employer, notice that the extension provision of this Section 2.2 shall be inoperative, (b) a
                                                               _

notice of termination is delivered (or was previously delivered and has not been withdrawn) pursuant to Section 13 or Section 14, (c) the
                                                           _

Executive dies, or (d) a Disability Date (as hereafter defined) occurs
                    _

or is continuing.

          III.  Executive's Position, Duties, and Authority.
                ___________________________________________

          A.  The Employer shall employ the Executive, and the Executive shall serve, as President and Chief Executive Officer of the Employer and

of any successor by merger, acquisition of substantially all of the assets of the Employer or otherwise, or in such higher position or positions to which a majority of the Board of Directors of the Employer (the

"Board"), shall with the Executive's consent (which consent will not be unreasonably withheld and shall not be required with respect to the positions described in Section 3.4) appoint the Executive.

          B.  The Executive shall have executive duties, functions,

authority and responsibilities commensurate with the office or offices he from time to time holds with the Employer.  The Executive's duties,

functions, authority and responsibilities hereunder shall be substantially the same as or greater than the duties, functions, authority and responsibilities held by the Executive immediately prior to the

Effective Date and shall not be substantially diminished at any time except by action of a majority of the Board, which majority, as long as the Stockholders' Agreement (the "Stockholders' Agreement") among the

Employer, the Executive, Wiener, Carrus, the Trusts, the Purchasers and

certain other stockholders dated as of September 10, 1990 remains in effect, shall include at least one director designated by the

Purchasers and which majority, thereafter, shall include two-thirds of the members of the Board (a "Majority"), in the event of which diminution the provisions of Section 14.2 shall apply unless the Executive has consented in writing to the diminution.

          C.  Following any expiration or termination of the

Stockholders' Agreement, the Employer shall use its best efforts to cause the Executive to be a member of the Board throughout the term of the Executive's employment hereunder, and shall include him in the management slate for election as a director at every stockholders'

meeting at which his term as a director would otherwise expire.

          D.  The Executive shall serve without additional remuneration as a director and/or officer of one or more of the Employer's subsidiaries if appointed to such position by the Employer.

                    IV.  Full-time Services.  The Executive's services
                         __________________

hereunder shall be performed on a substantially full-time basis in a diligent and competent fashion to the best of his abilities.  The

Executive shall not undertake outside employment, business or charitable activities that require the devotion of substantial amounts of the

Executive's time without the consent of a Majority of the Board. Except as provided in Section 17, the Executive may serve on boards of directors of other organizations and companies; provided that the
                                                ________

service on such other boards of directors does not interfere with the performance of the Executive's services hereunder.

                    V.  Location of Employment.  Unless the Executive
                        ______________________

consents otherwise in writing, the headquarters for performance of his services hereunder shall be the principal offices of the Employer in New

York, New York, and the Executive shall not be required to relocate his office more than 25 miles from the City of New York, subject to such reasonable travel as the performance of the Executive's duties in the business of the Employer may require.

                    VI.  Base Salary.  During the Term, the Employer
                         ___________

shall pay or cause to be paid to the Executive an initial base salary per annum of $750,000 (the "Base Salary"), payable in monthly installments.  The Employer shall review the Executive's Base Salary at least annually and may by action of a Majority of the Board increase,

but shall not decrease, such Base Salary, as such salary may have been increased, at any time and from time to time during the Term.

                    VII.  Incentive Compensation.
                          ______________________

                         A.  Cash Incentive Compensation.
                             ___________________________

                                 The Executive shall be entitled to

receive cash incentive compensation determined and payable as set forth in Exhibit A hereto.

                         B.  Equity-Based Incentive Compensation.
                             ___________________________________

                                 The Executive shall be entitled to

receive incentive compensation in the form of stock options and deferred stock, determined and payable as set forth in Exhibit B hereto.

                    VIII.  Expenses.  The Employer shall pay or reim-
                           ________

burse the Executive for all reasonable expenses actually incurred or paid by the Executive during the term of employment in the performance of the Executive's services hereunder upon presentation of expense statements or vouchers or such other supporting information as the

Employer may reasonably require of the Executive.

                    IX.  Vacation and Other Benefits.  The Executive
                         ___________________________

shall be entitled to 25 business days of paid vacation per year

(accruing at the rate of 2-1/12 days per month for purposes of calculating payments on termination of employment).  During the Term, the Executive shall be eligible to participate in any pension or profit-sharing plan or program of the Employer now existing or established hereafter, in accordance with and to the extent that he is eligible under the general provisions thereof.  The Executive shall also be eligible to participate in any group life insurance, hospitalization,

medical, health and accident, disability or similar plan or program of the Employer, now existing or established hereafter, in accordance with and to the extent that he is eligible under the general provisions thereof.

                    X.   Existing Life Insurance.  The Employer has
                         _______________________

obtained $1,000,000 of life insurance on the life of the Executive.  The

Employer shall continue to pay all premiums on such policies and shall maintain them (without modification of any of the terms thereof and without reduction of the amount of the full coverage available to the

Executive), subject to the insurability of the Executive, if required to keep such policies in effect during the Term.

                    XI.  Indemnification.  The Executive shall be
                         _______________

entitled in connection with his employment hereunder to the benefit of the indemnification provisions contained on the date hereof in the bylaws and certificate of incorporation of the Employer, and the provisions of the Indemnity Agreement, dated as of February 27, 1986,

between the Employer and the Executive, in either case as the same may hereafter be amended (not including any amendments or additions that limit or narrow, but including any that add to or broaden, the protection afforded to the Executive), to the fullest extent permitted by applicable law.  The Employer shall in addition cause the Executive to be indemnified in accordance with Section 145 of the Delaware General

Corporation Law to the fullest extent permitted by such section, to the extent required to make the Executive whole in connection with any loss,

cost or expense indemnifiable thereunder.

                    XII.  Confidential Information.
                          ________________________

                    A.  The Executive acknowledges that his employment

by the Employer has brought and will bring him into close contact with confidential proprietary information of the Employer, including information regarding costs, profits, markets, sales, products, key personnel,

pricing policies, operational methods, technical processes,

other business affairs and methods, plans for future developments, and other information not readily available to the public, the disclosure of which to third parties would in each case have a material adverse effect on the Employer's business operations (the "Confidential Information").

In recognition of the foregoing, the Executive covenants and agrees:

                    B.  That he will keep secret all Confidential

Information and will not intentionally disclose Confidential

Information to anyone outside of the Employer other than in the course of performance of his duties hereunder, either during or after the Term except with the Employer's written consent, provided that (i) the Executive
                                            ________       _

shall have no such obligation to the extent Confidential Information is or becomes publicly known other than as a result of theExecutive's breach of his obligations hereunder and (ii) the Executive
                                         __

may, after giving prior notice to the Employer to the extent practicable under the circumstances, disclose such matters to the extent required by applicable laws or governmental regulations or judicial or regulatory process; and

                    C.  That he will deliver promptly to the Employer on

termination of his employment by the Employer or at any other time the

Employer may so request, and at the Employer's expense, all memoranda,

notes, records, reports and other documents (and all copies thereof)

relating to the Employer's business, which he obtained while employed by, or otherwise serving or acting on behalf of, the Employer and which he may then possess or have under his control (the "Records").  In the event the Executive fails to promptly deliver all Records following a termination of the Executive's employment or at such other time as the

Employer may request, the Employer shall be entitled to injunctive relief enforcing this Section 12.3 to the extent reasonably necessary to protect the Employer's legitimate interests.

                    XIII.  Termination of Agreement by the Employer.
                           ________________________________________

                    A.  Without Cause.  The Employer may, by action of a
                        _____________

Majority of the Board, terminate without Cause the Executive's employment under this Agreement at any time.  Such termination shall be effective immediately upon delivery of notice of such termination to

Executive.  In the event of termination by the Employer without Cause,

the following provisions shall apply:

                         13.1.1  Effective as of the date a notice is

delivered pursuant to Section 13.1, the Executive shall have no further obligations or liability hereunder (except the Executive's obligations under Section 12 and Section 17, which shall survive);

                         13.1.2  Effective as of the date a notice is

delivered pursuant to Section 13.1, the Employer shall have no further obligations or liability hereunder except that the Employer's obligations to make the payments as provided in Sections 13.1.3 and 13.1.4,

which shall survive;

                         13.1.3.  The incentive compensation payable

hereunder in respect of the period from the date on which the Employer's notice is delivered through the Termination Date shall be calculated based on the greater of (a) actual
                         -
earnings before interest, taxes, amortization and depreciation as such term is used in Exhibit A hereto ("EBITAD") and (b) EBITAD in
                                                      -
the last fiscal year of the Employer preceding the date on which notice of such termination was delivered. The Employer shall pay to the Executive an amount equal to the present value of all the remaining

Base Salary payable hereunder.  The present value calculation made pursuant to the foregoing sentence shall assume annual compound interest at the prime rate (as published in the Wall Street Journal) for the first
                                       ___________________

business day of the month in which the notice of termination is delivered pursuant to Section 13.1; and

                         13.1.4  In the event of the Executive's death

following the delivery of a notice of termination pursuant to Section

13.1, any and all amounts remaining payable hereunder shall be paid to the Executive's estate or designated beneficiary, and, with respect to remaining Base Salary, shall be paid in a single sum in the manner set forth in Section 13.1.3.

                    B.  For Cause.  The Employer may terminate the
                        _________

Executive's employment hereunder for Cause.  Termination for Cause by the Employer shall mean termination by action of a Majority of the

Board, following a minimum of ten business days' prior notice (the

"Preliminary Notice") to the

Executive specifying the proposed grounds therefor and an opportunity for the

Executive or the Executive's designated representative to present to the Board arguments and evidence in opposition thereto, because of (a) action by the
                                                          -

Executive involving willful malfeasance or gross misconduct in connection with his employment hereunder having a material adverse effect on the business of the Employer, (b) substantial and continuing refusal by Executive in
               _

breach of this Agreement to perform the duties ordinarily performed by a chief executive officer or other duties assigned to the Executive pursuant to the terms hereof, or (c) the Executive's conviction of a
                                  _

felony under (i) the laws of the United States or any state thereof or
              _

(ii) the laws of any other country or political subdivision thereof
 __

involving in either case moral turpitude (as the concept is understood under United States law).  Following action by a Majority of the Board,

such termination shall be effected by notice thereof (the "Final

Notice") delivered by the Employer to the Executive and shall be effective as of the date of delivery of such Final Notice.

Notwithstanding any provisions of Section 14, any termination by the

Executive on or after the date of the Preliminary Notice which would otherwise have been subject to the provisions of Section 14 shall be deemed a termination for Cause subject to the provisions of this Section 13 if a Final Notice is thereafter delivered in connection with such Preliminary Notice.

                    In the event of termination by the Employer for

Cause in accordance with the foregoing procedures, the following provisions shall apply:

                         13.2.1  The Employer shall have no further

obligation to pay Base Salary to the Executive except for Base Salary accrued through the date of the Preliminary Notice;

                         13.2.2  The Company shall have no further

obligation to pay incentive compensation to the Executive except for incentive compensation in respect of periods preceding the year in which such termination is effective (to the extent not previously paid);

                         13.2.3  The Executive shall have no further

obligations or liability to the Employer (except his obligations under

Section 12 and Section 17, which shall survive).

                    XIV.  Termination by the Executive.
                          ____________________________

                    A.   Voluntarily.
                         ___________

                         14.1.1  The Executive may terminate his employment

hereunder voluntarily upon 30 business days' prior notice to the Board.

Such termination shall be
effective as of the date specified in such notice (which shall be 30 business days after the delivery of such notice).

                         14.1.2  In the event of the termination of the

Executive's employment pursuant to this Section 14.1, the Employer shall pay to the Executive any unpaid Base Salary in respect of the period through the effective date of the termination and any unpaid incentive compensation in respect of years preceding the year in which such termination becomes effective, but shall have no further obligation or liability to pay salary or incentive compensation to the Executive hereunder.  The Executive's obligations and liabilities to the Employer hereunder shall cease as of the effective date of termination (except his obligations under Section 12 and Section 17, which shall survive).

                    B.  For Good Reason.  The Executive shall have the
                        _______________

right, exercisable by written notice to the Employer, to terminate his employment hereunder effective upon 30 business days' prior notice to the Board for Good Reason.  For purposes of this Agreement, Good Reason shall mean (a) the Employer's material breach of its obligations
            _

hereunder, or (b) the assignment to the Executive by a Majority of the Board
               _

of duties, functions, responsibilities or authority substantially inferior to the duties, functions,
responsibilities and authority contemplated by Section 3.  A termination for

Good Reason shall not be effective if within the thirty-business-day period after the Executive's delivery of a notice pursuant to this Section 14.2 based on a reason described in clause (a) or clause (b) of this Section 14.2 the
                     _             _

Employer shall have cured such material breach or diminution of duties,

functions, responsibility or authority, and Good Reason shall not be deemed to exist in respect of such conditions and the Executive's notice hereunder shall be void.

                    In the event of termination by the Executive for

Good Reason in accordance with the foregoing procedures, the following provisions shall apply:

                         14.2.1  Effective as of the thirtieth business

day following delivery of the Executive's notice pursuant to Section

14.2, the Executive shall have no further obligations or liabilities to the Company hereunder (except for his obligations under Section 12 and

Section 17, which shall survive);

                         14.2.2  Effective as of the date a notice is

delivered pursuant to Section 13.1, the Employer shall have no further obligations or liability hereunder except that the Employer's obligations to make payments as provided in Sections 14.2.3 and 14.2.4,

which shall survive;

                         14.2.3  The incentive compensation payable

hereunder in respect of the period from the date on which the

Executive's notice under Section 14.2 is delivered through the

Termination Date shall be calculated based on the greater of (a) actual
                                                              _

EBITAD and (b) the EBITAD of the Employer for the year immediately
            _

preceding the year in which the Executive's notice is delivered.  The

Employer shall pay to the Executive an amount equal to the present value of all of the remaining Base Salary payable hereunder.  The present value calculation made pursuant to the foregoing sentence shall assume interest at the prime rate (as published in the Wall Street Journal) for
                                                ___________________

the first business day of the month in which the Executive's notice is delivered pursuant to Section 14.2; and

                         14.2.4  In the event the Executive dies

following the delivery of a notice of termination pursuant to Section

14.2, any and all amounts remaining payable hereunder shall be paid to the Executive's estate or designated beneficiary, and, with respect to

Base Salary, shall be paid in a single sum in the manner set forth in

Section 14.2.3.

                    XV.  Disability.
                         __________

                    A.  If during his active employment hereunder the

Executive shall become physically or mentally disabled, whether totally or partially, so that he is prevented from performing his usual duties for a period of six consecutive months, the Employer shall,

nevertheless, pay the Executive his full Base Salary and prorated incentive compensation in respect of the period ending on the last day of the sixth consecutive month of disability (such last day being referred to herein as the "Disability Date") and the following additional provisions shall apply:

                    B.  If the Executive has not resumed his usual

duties on or prior to the Disability Date, the Executive's employment shall terminate and the Employer shall pay, unless prior to the date the

Executive became physically or mentally disabled a notice of termination was delivered pursuant either to Section 13 or Section 14, to the

Executive 75% of his Base Salary from the Disability Date through the

Termination Date and, except as provided in Section 15.4, the Employer shall have no obligation to pay incentive compensation to the Executive in respect of periods after the Disability Date.  Any Base Salary payable pursuant to this Section 15.2 shall be reduced by the amount of any benefits payable to the Executive under any group or individual disability insurance plan or policy, the premiums for which are paid primarily by the Employer;

                    C.  Unless the Employer exercises its option under

Section 15.4 to restore the Executive to his full compensation, duties,

functions, authority and responsibilities hereunder, the Employee shall have no obligations or liabilities hereunder from and after the

Disability Date (except for his obligations under Sections 12, which shall survive); and

                    D.  If during the Term and subsequent to a

Disability Date, the Executive shall recover fully from a disability,

the Employer, by action of a Majority of the Board, shall have the right

(exercisable within sixty days after notice from the Executive of such recovery), but not the obligation, to restore the Executive to employment and to full compensation and his full level of duties,

functions, authority and responsibilities hereunder.

                    XVI.  Death of Executive.
                          __________________

                    A.  Upon the Executive's death whether prior to or

subsequent to his Disability Date and prior to the delivery of a notice of termination pursuant to Section 13 or Section 14, this agreement and all of the Employer's obligations to pay salary and incentive compensation hereunder shall terminate, except as provided in Sections

16.2 through 16.4.

                    B.  The Executive's estate or designated beneficiary

shall be entitled to receive (a) any unpaid portions of the
                              _

Executive's Base Salary in respect of the period ending on the Executive's date of death, (b) unpaid incentive compensation in respect of years prior to
                _

the year of death and incentive compensation for the year of death prorated through the Executive's date of death and, (c) Base Salary for
                                                     _

the period from the Executive's date of death through the earlier of the one-year anniversary of such date of death and the Termination Date.

The Employer shall pay to such estate or beneficiary an amount equal to the present value of all the remaining Base Salary payable under this

Section 16.2, calculated assuming annual compound interest at the prime rate (as published in the Wall Street Journal) for the first business
                          ___________________

day of the month in which the Executive's death occurs.

                    C.  The Base Salary and incentive compensation

payable pursuant to this Section 16 shall be reduced by the value of any benefits payable to the Executive's estate or designated beneficiary under any life insurance plan or policy the premiums for which are paid primarily by the Employer, other than such insurance identified in

Section 10.

                    XVII.  Non-competition.
                           _______________

                    A.  During the Executive's active employment

hereunder and for a period of twenty-four months following the delivery of a notice of termination pursuant to Section 13.1, Section 14.1 or Section 14.2 hereof, the Executive will not, without the prior written approval of a Majority of the Board, engage directly or indirectly in,

or become employed by, serve as an agent or consultant to or become an officer, director, partner, principal or stockholder of any partnership,

corporation or other entity which is engaged in a business which is directly competitive in any city with any business in which the Employer is engaged at the time such relationship is entered into (a

"Competitor").  As long as the Executive does not engage in any other activity prohibited by the immediately preceding sentence, the

Executive's ownership of less than 2% of the issued and outstanding stock of any corporation whose stock is traded on an established securities market shall not constitute competition with the Employer for the purpose of this section 17.

                    B.  If the Executive competes with the Employer in

violation of Section 17.1 following the delivery of a notice of termination pursuant to Section 13.1 or Section 14.2, (a) first, to the
                                                       _  _____

extent that Base Salary and incentive compensation remains to be paid to the Executive, the total Base Salary and incentive compensation payable to the Executive pursuant to such sections shall be reduced by the total amount of compensation received by the Executive by reason of such competitive activity with respect to the twenty-four month period following the delivery of the applicable notice of termination, (b)
                                                                 _

second, to the extent that the reductions in clause (a) were less than
______                                               _

the amount of compensation received by the Executive by reason of such competitive activity with respect to the twenty-four month period following the delivery of the applicable notice of termination and to the extent compensation has been paid to the Executive pursuant to

Section 13.1 or Section 14.2 without reduction pursuant to this Section

17.2, the Executive shall repay to the Employer an amount equal to the lesser of (i) the total amount of compensation received by the Executive
           _

by reason of such competitive activity with respect to such twenty-four month period less the amount of reductions pursuant to clause (a), and
                                                               _

(ii) the total amount of compensation received by the Executive
 __

hereunder with respect to such twenty-four month period.  In no event shall the Employer be entitled to any relief in respect of the

Executive's violation of Section 17.1 following the delivery of a notice of termination pursuant to Section 13.1 or 14.2 other than as set forth in this Section 17.2.

                    C.  In the event the Executive competes with the

Employer in violation of Section 17.1 following a termination of the Executive's employment pursuant to Section 14.1, the

Employer shall be entitled to injunctive  relief enforcing Section 17.1 to the extent reasonably necessary to protect the Employer's legitimate interests.

                    XVIII.  Change in Control.  The Executive may ter-
                            _________________

minate his employment hereunder upon ten days' written notice following the occurrence of a Change in Control, if the Stockholders' Agreement

shall have terminated on or before the date on which such Change in

Control occurs.  Upon such termination of employment, the Employer shall pay to the Executive Base Salary accrued, and incentive compensation prorated, through the effective date of such termination, and any unpaid

Base Salary and incentive compensation in respect of prior periods, and neither the Employer nor the Executive shall have any obligation or liability hereunder to the other (except for the Executive's obligations under Section 12, which shall survive).  For purposes of this Section

18, "Change in Control" shall mean the acquisition by any person or group of affiliated persons (other than the Purchasers and their

Permitted Transferees (as defined in the Stockholders' Agreement)) of the ability, by contract or otherwise, to elect a majority of the members of the Board or the power, by contract or otherwise, to vote 50%

or more of the stock of the Employer.

                    XIX.  Prior Employment Agreement.  The prior
                          __________________________

employment agreement between the Company and the Executive, dated as of

December 30, 1985, shall terminate on the Effective Date, except with respect to the Company's obligation to pay the Executive his salary and reimburse Executive for expenses for the period ending on the Effective

Date of this Agreement.

                    XX.  No Mitigation Required.  The Executive shall
                         ______________________

not be required to mitigate any damages suffered by him by reason of a breach hereof and, except as provided in Section 17, no amounts payable to the Executive by reason of the termination of his employment hereunder shall be subject to reduction or offset, or otherwise diminished, by reason of any other compensation received by the

Executive.

                    XXI.  Notices.  All notices, requests, consents and
                          _______

other communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered or certified mail, as follows (or to such other or additional address as either party shall designate by notice in writing to the other in accordance herewith):

                    A.  If to the Employer:

                              Infinity Broadcasting Corporation
                              600 Madison Avenue
                              New York, New York  10022
                              Attention:  Board of Directors

                    B.  If to the Executive, to him at his address on

the personnel records of the Company.

                    C.  Copies of all communications given hereunder

shall also be delivered or sent, in like fashion, to Debevoise & Plimpton

(attention:  Bruce D. Haims, Esq.) at 875 Third Avenue, New York,

New York 10022 and to Simpson Thacher & Bartlett (attention:  David B.

Chapnick, Esq.) at 425 Lexington Avenue, New York, New York 10017-3909.

                    XXII.  General.
                           _______

                    A.   Governing Law.  This agreement shall be
                         _____________

governed by and construed and enforced in accordance with the internal laws of the State of New York.

                    B.  Captions.  The section headings contained herein
                        ________

are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                    C.  Entire Agreement.  Except to the extent
                        ________________

otherwise provided in the Stock Purchase Agreement and the Stockholders'

Agreement, this agreement including the Exhibits attached hereto sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between the parties,

including, without limitation, the Prior Agreement, except as specifically provided herein.

                    D.  Successors and Assigns.  This agreement, and the
                        ______________________

Executive's rights and obligations hereunder, may not be assigned by the

Executive, except that the Executive may designate pursuant to Section

22.6 one or more beneficiaries to receive any amounts that would otherwise be payable hereunder to the Executive's estate.  This agreement shall be binding on any successor to the Employer, whether by merger, acquisition of substantially all of the Employer's assets or otherwise, as fully as if such successor were a signatory hereto and the

Employer shall cause such successor to, and such successor shall, expressly assume the Employer's obligations hereunder.  The term

"Employer," as used in this agreement, shall include all such successors.

                    E.  Amendments; Waivers.  This agreement cannot be
                        ___________________

changed, modified or amended, and no provision or requirement hereof may be waived, without an affirmative vote of not less than a Majority of the Board and the consent in writing of the Executive and the Employer.

The failure of a party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by a party of the breach of any term or covenant contained in this

Agreement, whether by conduct or otherwise, in any one or more instances,

shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

                    F.  Beneficiaries.  Whenever this Agreement provides
                        _____________

for any payment to the Executive's estate, such payment may be made instead to such beneficiary or beneficiaries as the Executive may have designated in a writing filed with the Employer.  The Executive shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to the Employer (and to any applicable insurance company) to such effect.

                    XXIII.  Effectiveness of Agreement.  If for any
                            __________________________

reason the Transaction shall not occur, the provisions of this agreement shall become null and void and be of no
further force or effect and the Prior Agreement shall continue unaffected.


                    IN WITNESS WHEREOF, the parties have duly executed

this Agreement as of the date first above written.


                               INFINITY BROADCASTING CORPORATION



                               By    /s/ Michael A. Wiener
                                  ______________________________



                                     /s/ Mel Karmazin
                                  ______________________________
                                       MEL KARMAZIN

                                EXHIBIT A
                                _________

                       Cash Incentive Compensation
                       ___________________________


                    For each fiscal year of the Company, commencing with the fiscal year ending December 30, 1990, that the Company meets its EBITAD target as mutually established by the Board and the Executive, the Executive will be entitled to receive cash incentive compensation (a "Bonus") as follows:

             Fiscal Year                 Bonus
             ___________                 _____

                  1990                $217,000
                  1991                 245,000
                  1992                 247,000
                  1993                 269,000
                  1994                 294,000
           Thereafter                 As agreed between
                                      the Executive and
                                      the Board


                    If the Termination Date is other than the last day of a fiscal year, Executive will be entitled to a pro rated Bonus for the portion of the year preceding the Termination Date if the EBITAD target is met through the end of the month ending on or next preceding the Termination Date.

                    EBITAD means earnings before interest, taxes, amortization and depreciation as reported in the Company's Form 10-K for the fiscal year, or, if for a portion of the year, as approved by the Board based on the Company's books and records.

                    The Bonus for any year shall be paid not later than 30 days after the filing by the Company of its Form 10-K with the Securities and Exchange Commission ("SEC") for such year, or if the Bonus is for a part of the year, not later than 60 days after the end of the last month taken into account in determining whether the EBITAD target is met.

                                EXHIBIT B
                                _________

                    Stock Options and Deferred Stock
                    ________________________________

Stock Options
_____________

                    For each year that the EBITAD target is met, commencing with the fiscal year ending December 30, 1990, Executive shall be granted on the thirtieth day following the filing by the Company of its Form 10-K with the SEC for such year, an option to acquire 50,000 shares of Class B common stock of the Company. The exercise price for the option shall be 85% of the fair market value of a share of Common Stock (assuming that the value of each Class A and Class B share is the same) determined by the Board as of the last day of the period for which the award is made. The option shall be immediately exercisable and shall expire ten years after the date of grant.

                    If the Termination Date is other than the last day of a fiscal year, the Executive shall be granted an option to acquire a pro rated number of shares for such year if the EBITAD target for the portion of the year through the end of the month ending on or immediately prior to the Termination Date is met.

Deferred Share Plan
___________________

                    If the EBITAD Target for a fiscal year is exceeded, the Executive shall receive a number of Class B Deferred Shares, as defined in and pursuant to the Deferred Share Plan of the Company, determined by (a) multiplying each Increment, as defined below, by the applicable Applied Percentage, and (b) dividing the sum of the resulting products by an amount equal to 85% of the fair market value of a share of common stock (assuming that the value of each Class A and Class B share is the same) determined by the Board as of the last day of the period for which the award is made.

                 Amount by Which Actual                  Maximum     Maximum
                    EBITAD Exceeds the        Applied    Increment   Aggregate
               EBITAD Target ("Increment")    Percentage Cash Value  Cash Value
               ___________________________    __________ __________  __________

                             0 - $1,000,000      3%       $30,000    $ 30,000
                    $1,000,001 -  2,000,000      4%        40,000      70,000
                     2,000,001 -  3,000,000      5%        50,000     120,000
                     3,000,001 -  4,000,000      5%        50,000     170,000
                     4,000,001 -  5,000,000      5%        50,000     220,000
                     5,000,001 -  or more        5%

                         Deferred Shares for a year shall be awarded on
               the thirtieth day following the filing by the Company of its Form 10-K with the SEC for such year. All Deferred Shares shall be fully vested at the date of grant, and shares of Class B Common Stock shall be deliverable to Executive as provided in the Deferred Share Plan.

                                              CONFORMED COPY


                     FIRST AMENDMENT TO
                    EMPLOYMENT AGREEMENT
                    ____________________

          The Employment Agreement, made as of September

10, 1990, between Infinity Broadcasting Corporation, a Delaware corporation, and Mel Karmazin (the "Employment Agreement")

is hereby amended as follows, effective as of January 1,

1991.  All capitalized terms shall have the meanings set

forth in the Employment Agreement.

          1.   Section 6 of the Employment Agreement is

amended by the addition of the following sentence at the end thereof:

          Notwithstanding the foregoing provisions of this
          Section 6, the Employer at its sole option may pay any Base Salary in respect of calendar year 1991 in the form of common stock of the Employer or warrants to purchase common stock of the Employer, such stock or warrants to have an equivalent value to such Base Salary. The Employer may exercise its option to make payment in the form of stock or warrants only by action of a Majority of the Board (excluding the Executive for purposes of calculat-ing such Majority).

          IN WITNESS WHEREOF, the parties hereto have caused

this First Amendment to be duly executed this 30th day of

September 1991.

                         INFINITY BROADCASTING CORPORATION



                      By /s/ Gerald Carrus
                         ________________________________
                         Co-Chairman and Treasurer


                         /s/ Mel Karmazin
                         ________________________________
                         MEL KARMAZIN

                                                           CONFORMED COPY


                        SECOND AMENDMENT TO
                        EMPLOYMENT AGREEMENT
                        ____________________

              The Employment Agreement between Infinity Broad-

    casting Corporation, a Delaware corporation (the "Company"),

    and Mel Karmazin, made as of September 10, 1990 and amended as of September 30, 1991 (the "Employment Agreement") is

    hereby further amended as follows, effective as of February

    4, 1992.  All capitalized terms shall have the meanings set forth in the Employment Agreement.

              2.  Sections 3.2 and 3.3 of the Employment Agree-

    ment are amended to read in their entirety as follows:

                        "3.2  The Executive shall have executive
              duties, functions, authority and responsibilities commensurate with the office or offices he from time to time holds with the Employer. The Executive's duties, functions, authority and responsibilities hereunder shall be substantially the same as or greater than the duties, functions, authority and responsibilities held by the Executive immediately prior to the Effective Date and shall not be substantially diminished at any time except by action of a majority of the Board, which majority shall include two-thirds of the members of the Board (a "Majority"). In the event of such a diminution, the provisions of
              Section 14.2 shall apply unless the Executive has consented in writing to the diminution.

                        "3.3  The Employer shall use its best efforts to
              cause the Executive to be a member of the Board throughout the term of the Executive's employment hereunder, and shall include him in the management slate for election as a director at every stockholders' meeting at which his term as a director would otherwise expire."

          3.  Section 7 of the Employment Agreement is amended by adding thereto a new Section 7.3, reading as follows:


               "7.3  Failure to Make Award.  If the Employer's stock
                     _____________________
     option plan and deferred share plan are, at the time an award of equity-based incentive compensation is payable under Exhibit B, administered by a committee of "disinterested" directors (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) with respect to awards to the Executive, the Employer shall recommend that such committee grant such award to the Executive. If the committee fails to grant the award on or before the thirtieth day following the filing by the Employer of its Form 10-K with the Securities and Exchange Commission for the applicable year, the Employer shall pay to the Executive in cash an amount equal to the sum of (a) 25% of the fair market value of the
                                 _
     number of shares of Class B common stock as to which Exhibit B requires the award of options and (b) 125% of the fair market value
                                        _
     of the number of shares of Class B common stock as to which Exhibit B requires the award of deferred shares for the applicable fiscal year of the Employer.

               "For purposes of this Section 7.3, fair market value shall be determined as of the last day of the period for which the equity-based incentive compensation award is payable, by an independent appraiser selected by the Executive and reasonably acceptable to the Employer. The expenses of the appraisal shall be paid by the Employer, and any cash amount payable under required this Section 7.3 shall be paid to the Executive within ten days after the appraiser renders its fair market value determination."

          4.  Section 18 of the Employment Agreement is amended so that the final sentence thereof reads as follows:

          "For purposes of this Section 18, `Change in Control' shall mean the acquisition by any person or group of affiliated persons (other than the Purchasers and their Permitted
          Transferees (as defined in the Stockholders' Agreement among the

          Executive, Wiener, Carrus, the Trusts, the Purchasers and certain other stockholders, as in effect on September 10,
          1990)) of the ability, by contract or otherwise, to elect a majority of the members of the Board or the power, by contract or otherwise, to vote 50% or more of the stock of the Employer."

          IN WITNESS WHEREOF, the parties hereto have caused this Second

Amendment to be duly executed this 4th day of February, 1992.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Michael A. Wiener
                            ______________________________
                            Michael A. Wiener
                            Chairman of the Board
                              and Secretary



                             /s/ Mel Karmazin
                            ______________________________
                            MEL KARMAZIN

                                                       CONFORMED COPY


                           THIRD AMENDMENT TO
                          EMPLOYMENT AGREEMENT
                          ____________________


          The Employment Agreement between Infinity Broadcasting

Corporation, a Delaware corporation (the "Company"), and Mel Karmazin,

made as of September 10, 1990 and amended as of September 30, 1991 and

February 4, 1992 (the "Employment Agreement") is hereby further amended as follows, effective as of June 14, 1993.  All capitalized terms shall have the meanings set forth in the Employment Agreement.

          1.   The first paragraph of Exhibit B to the Employment

Agreement is amended to read in its entirety as follows:

               For each year that the EBITAD target is met, commencing with the fiscal year ending December 30, 1990, Executive shall be granted, on the thirtieth day following the filing by the Company of its Form 10-K with the SEC for such year, an option to acquire 50,000 shares of the Class B common stock of the Company. Notwithstanding the foregoing sentence, such option may permit the acquisition of shares of Class A common stock of the Company to the extent options for the purchase of Class B shares are not available for issuance under the Company's Key Employee Stock Option Plan (or a successor plan thereto) at the time the option is awarded. The per share exercise price of the option shall be 85% of the fair market value of a share of Common Stock (assuming that the value of each Class A and Class B share is the same) determined by the Board as of the last day of the period for which the award is made. The option shall be immediately exercisable and shall expire ten years after the date of grant.

          IN WITNESS WHEREOF, the parties hereto have caused this Third

Amendment to be duly executed this 30th day of June, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Farid Suleman
                            _______________________________
                            Vice President-Finance
                            and Chief Financial Officer



                             /s/ Mel Karmazin
                            _______________________________
                            MEL KARMAZIN

                                                    CONFORMED COPY


                           FOURTH AMENDMENT TO
                          EMPLOYMENT AGREEMENT
                          ____________________

          The Employment Agreement between Infinity Broadcasting

Corporation, a Delaware corporation (the "Company"), and Mel Karmazin,

made as of September 10, 1990 and amended as of September 30, 1991,

February 4, 1992 and June 30, 1993 (the "Employment Agreement"), is

hereby further amended as follows, effective as of the payment date for the Company's three-for-two split of its common stock in the form of a

50% stock dividend.

          1.   The first paragraph of Exhibit B to the Employment

Agreement is amended by changing the term "50,000" therein to the term

"75,000."

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth

Amendment to be duly executed this 3rd day of August, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Michael A. Wiener
                            _______________________________
                            Chairman of the Board
                            and Secretary



                             /s/ Mel Karmazin
                            ________________________________
                            MEL KARMAZIN

                                                           CONFORMED COPY



                           FIFTH AMENDMENT TO
                          EMPLOYMENT AGREEMENT
                          ____________________



          The Employment Agreement between Infinity Broadcasting

Corporation, a Delaware corporation (the "Company"), and Mel Karmazin,

made as of September 10, 1990 and amended as of September 30, 1991,

February 4, 1992, June 30, 1993 and August 16, 1993 (the date on which the three-for-two stock split in the form of a 50% stock dividend declared by the Board of Directors of the Company on July 26, 1993 was

distributed to stockholders) (the "Employment Agreement"), is hereby further amended as follows, effective as of November 19, 1993 or such other date on which the three-for-two stock split in the form of a 50%

stock dividend declared by the Board of Directors of the Company on

October 27, 1993 is distributed to stockholders (the "Effective Date").

          1.   The first paragraph of Exhibit B to the Employment

Agreement is amended by changing the term "75,000" therein to the term

"112,500".

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth

Amendment to be duly executed as of the Effective Date.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Michael A. Wiener
                            _______________________________
                            Chairman of the Board
                            and Secretary



                             /s/ Mel Karmazin
                            ________________________________
                            MEL KARMAZIN

                                                           CONFORMED COPY


                           SIXTH AMENDMENT TO
                          EMPLOYMENT AGREEMENT
                          ____________________


          The Employment Agreement between Infinity Broadcasting

Corporation, a Delaware corporation, and Mel Karmazin, made as of

September 10, 1990 and amended as of September 30, 1991, February 4,

1992, June 30, 1993, August 16, 1993 and November 19, 1993 (the

"Employment Agreement"), is hereby further amended as follows effective,

unless otherwise indicated, as of the date on which the material terms

(as defined in Section 162(m) of the Internal Revenue Code of 1986, as

amended, and regulations promulgated thereunder ("Section 162(m)")) of the incentive compensation provisions herein set forth are approved by the Company's stockholders in accordance with Section 162(m):

          1. Section 7.3 of the Employment Agreement is amended to read as set forth below:

               "7.3  Failure to Make Award.  If the Employer's stock
                     _____________________
     option plan and deferred share plan are, at the time an award of equity-based incentive compensation is payable under Exhibit B, administered by a committee of "disinterested" directors (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) with respect to awards to the Executive, the Employer shall recommend that such committee grant such award to the Executive. If the committee fails to grant the award on or before the thirtieth day following the filing by the Employer of its Form 10-K with the Securities and Exchange Commission for the applicable year, the Employer shall pay to the Executive in cash an amount equal to the sum of (a) 25% of the fair market value of the
                                 _
     number of shares of

     Class B common stock as to which Exhibit B requires the
     award of options and (b) 125% of the fair market value
                                        _
     of the number of shares of Class B common stock as to which Exhibit B requires the award of deferred shares for the applicable fiscal year of the Employer.

               "For purposes of this agreement, the fair market value of a share of the Company's Class A or Class B common stock shall be the closing price (as reported on the NASDAQ National Market System) of a share of the Company's Class A Common Stock on the date as of which the relevant determination is made or, if no price is so reported, the value of a share of the Company's Class A common stock on such date as determined in good faith by the Compensation Committee of the Board."

          2. The Employment Agreement is amended, effective March 30, 1994, by the addition thereto of a new Section 7.4, reading in its entirety as follows:

               "7.4  Stockholder Approval.  If stockholder approval
                     ____________________
     required by Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (`Section 162(m)') to qualify any portion of the compensation provided for by
     Section 7.3 or Exhibit A or Exhibit B hereto for a fiscal year of the Employer beginning on or after January 1, 1994 as `performance-related' within the meaning of Section 162(m) is not obtained, the Executive shall have no right hereunder to receive such portion of such compensation. In such event the parties shall use their best efforts to formulate, and shall seek stockholder approval of, appropriate incentive compensation arrangements that are `performance-related' within the meaning of Section 162(m)."

          3. Section 13.1.3 of the Employment Agreement is amended so that the term "EBITAD" appearing therein reads "EBITDA."

          4. Exhibits A and B to the Employment Agreement are amended to read in their entirety as set forth in Schedule I hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth

Amendment to be duly executed as of the 30th day of March, 1994.


                         INFINITY BROADCASTING CORPORATION


                         By: /s/ Farid Suleman
                            _________________________________
                            Vice President-Finance
                            and Chief Financial Officer



                             /s/ Mel Karmazin
                            __________________________________
                            MEL KARMAZIN

                                                               SCHEDULE I
                                                                 to Sixth
                                                                Amendment
                                                               __________

                                EXHIBIT A
                                _________

                       Cash Incentive Compensation
                       ___________________________

          For each fiscal year of the Employer, commencing with the fiscal year ending December 31, 1994, for which the Employer meets its EBITDA Target as established by the Compensation Committee of the Board (the "Compensation Committee"), the Executive shall be entitled to receive cash incentive compensation (a "Bonus") of $500,000.

          If the Termination Date is other than the last day of a fiscal year, the Executive will be entitled to a prorated Bonus for the portion of the year preceding the Termination Date if the EBITDA Target is met through the end of the month ending on or next preceding the Termination Date.

          EBITDA means earnings before interest, taxes, depreciation and amortization as reported in the Employer's Form 10-K for the fiscal year, or, if for a portion of the year, as approved by the Board based on the Employer's books and records.

          The Bonus for any year shall be paid not later than the thirtieth day following the filing by the Employer of its Form 10-K with the Securities and Exchange Commission ("SEC") for such year, or if the Bonus is for a part of the year, not later than the sixtieth day following the end of the last month taken into account in determining whether the EBITDA Target is met.

                                EXHIBIT B
                                _________

                    Stock Options and Deferred Shares
                    _________________________________


Stock Options
_____________

          For each year that the EBITDA target is met, commencing with the fiscal year ending December 31, 1994, the Executive shall be granted, no later than the thirtieth day following the filing by the Employer of its Form 10-K with the SEC for such year, an option to acquire 112,500 shares of the Class B common stock of the Employer. Notwithstanding the foregoing sentence, such option may permit the acquisition of shares of Class A Common Stock of the Employer to the extent options for the purchase of Class B shares are not available for issuance under the Employer's Stock Option Plan (or a successor plan thereto) at the time the option is awarded. The per share exercise price of the option shall be 85% of the fair market value of a share of Common Stock (determined in accordance with Section 7.3 of this Agreement) as of the last day of the period for which the award is made. The option shall be immediately exercisable and shall expire ten years after the date of grant.

          If the Termination Date is other than the last day of a fiscal year, the Executive shall be granted an option to acquire a prorated number of shares for such year if the EBITDA target for the portion of the year through the end of the month ending on or immediately prior to the Termination Date is met.

Deferred Shares
_______________

          If the EBITDA Target for a fiscal year is exceeded, the Executive shall receive a number of Class B Deferred Shares, as defined in and pursuant to the Deferred Share Plan of the Employer, determined by (a) multiplying each Increment, as defined below, by the applicable Applied Percentage, and (b) dividing the sum of the resulting products by an amount equal to 85% of the fair market value of a share of common stock (determined in accordance with Section 7.3 of this Agreement) as of the last day of the period for which the award is made.

                 Amount by Which Actual                  Maximum     Maximum
                    EBITDA Exceeds the      Applied      Increment   Aggregate
               EBITDA Target ("Increment")  Percentage   Cash Value  Cash Value
               ___________________________  __________   __________  __________

                             0 - $1,000,000     3%        $30,000    $ 30,000
                    $1,000,001 -  2,000,000     4%         40,000      70,000
                     2,000,001 -  3,000,000     5%         50,000     120,000
                     3,000,001 -  4,000,000     5%         50,000     170,000
                     4,000,001 -  5,000,000     5%         50,000     220,000
                     5,000,001 -  or more       5%

                         Deferred Shares for a fiscal year of the
               Employer shall be awarded no later than the thirtieth day following the filing by the Employer of its Form 10-K with the SEC for such year. All Deferred Shares awarded to the Executive pursuant hereto shall be fully vested at the date of grant, and shares of Class B Common Stock shall be deliverable to Executive as provided in the Deferred Share Plan, provided that Class A Deferred Shares may be awarded
                     ________
               and delivered to the Executive in accordance with the Deferred Share Plan (or a successor plan thereto) to the extent Class B Deferred Shares are not available for award under such plan at the time the Deferred Share award is made.

 Infinity Broadcasting Corporation                          Proxy Form

        Proxy Solicited on Behalf of the Board of Directors for the
                   Annual Meeting of Stockholders
                           June 13, 1994

 The undersigned hereby appoint(s) Michael A. Wiener and Gerald Carrus, or either of them, each with full power of substitution, as proxies to vote all stock in Infinity Broadcasting Corporation that the undersigned would be entitled to vote on all matters that may come before the 1994 Annual Meeting of Stockholders and any adjournments thereof.

 Returned proxy forms will be voted: (1) as specified on the matters listed on the reverse side of this form; (2) in accordance with the Directors'recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that properly come before the meeting.

 Your shares will not be voted unless your signed Proxy Form is returned or you otherwise vote at the meeting.



 SIGNATURE(S) _______________________________ Dated: ____________, 1994.

 Please sign as registered and return promptly in the enclosed envelope.

 Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.









 PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

 The Board of Directors recommends a vote FOR the proposals relating to:

 A.   Election of Directors (to withhold vote for any nominee, write
      his name on the line provided)                                       VOTE
                                                                  FOR   WITHHELD

      Nominees for election by holders of all classes of stock
        (Michael A. Wiener, Gerald Carrus, Mel Karmazin,          / /      / /
         Farid Suleman and Steven A. Lerman)

      _________________________________________________


      Nominees for election by holders of Class A Shares only
        (Alan R. Batkin and O.J. Simpson)                         / /      / /

      _________________________________________________

      Nominees for election by holders of Class C Shares only
        (James A. Stern and James L. Singleton)                   / /      / /

      _________________________________________________


                                                         FOR   AGAINST   ABSTAIN


  B.   KPMG Peat Marwick as Independent Auditors         / /     / /      / /

  C.   Approval of the amendments to the Infinity        / /     / /      / /
       Broadcasting Corporation Stock Option Plan

  D.   Approval of the Infinity Broadcasting             / /     / /      / /
       Corporation Cash Bonus Compensation Plan

  E.   Approval of the incentive compensation            / /     / /      / /
       provisions of the amended employment
       agreement between the Company and Mel Karmazin




         Please complete, sign and date the other side and return promptly.



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